                                                                   Exhibit 10.31

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             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT


                             -----------------------

                          Dated as of November 23,1998

                            ------------------------


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                   as Borrower


                         HANOVER CAPITAL PARTNERS, LTD.
                                   as Borrower


                                       and

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                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                                    as Lender

                                TABLE OF CONTENTS
RECITALS......................................................................................................   -1-
             SECTION 1     Definitions and Accounting Matters.................................................   -1-
                  1.01     Certain Defined Terms..............................................................   -1-
                  1.02     Accounting Terms and Determinations................................................  -22-
             SECTION 2     Advances, Note and Prepayments.....................................................  -23-
                  2.01     Advances...........................................................................  -23-
                  2.02     Notes..............................................................................  -23-
                  2.03     Procedure for Borrowing............................................................  -24-
                  2.04     Repayment of Advances; Interest....................................................  -25-
                  2.05     Limitation on Types of Advances; Illegality........................................  -26-
                  2.06     Determination of Borrowing Base; Mandatory Prepayments or Pledge...................  -27-
                  2.07     Optional Prepayments...............................................................  -27-
                  2.08     Requirements of Law................................................................  -27-
                  2.09     Purpose of Advances................................................................  -29-
                  2.10     Extension of Termination Date......................................................  -29-
                  2.11     Extension of Maximum Pledge Period.................................................  -29-
             SECTION 3     Payments; Computations; Etc.; Commitment Fee.......................................  -29-
                  3.01     Payments...........................................................................  -29-
                  3.02     Computations.......................................................................  -29-
                  3.03     Commitment Fee.....................................................................  -29-
                  3.04     Selection of Interest Period.......................................................  -30-
             SECTION 4     Collateral Security................................................................  -30-
                  4.01     Collateral; Security Interest......................................................  -30-
                  4.02     Further Documentation..............................................................  -33-
                  4.03     Changes in Locations, Name, etc....................................................  -34-
                  4.04     Lender's Appointment as Attorney-in-Fact...........................................  -34-
                  4.05     Performance by Lender of Borrower's Obligations....................................  -35-
                  4.06     Proceeds...........................................................................  -35-
                  4.07     Remedies...........................................................................  -36-
                  4.08     Limitation on Duties Regarding Presentation of Collateral..........................  -37-
                  4.09     Powers Coupled with an Interest....................................................  -37-
                  4.10     Release of Security Interest.......................................................  -37-
                  4.11     Establishment of the Collection Account............................................  -38-
             SECTION 5     Conditions Precedent...............................................................  -38-
                  5.01     Initial Advance....................................................................  -38-
                  5.02     Initial and Subsequent Advances....................................................  -40-
             SECTION 6     Representations and Warranties.....................................................  -44-
                  6.01     Financial Condition................................................................  -44-
                  6.02     No Change..........................................................................  -45-

                  6.03     Corporate Existence; Compliance with Law...........................................  -45-
                  6.04     Corporate Power; Authorization; Enforceable Obligations............................  -45-
                  6.05     No Legal Bar.......................................................................  -45-
                  6.06     No Material Litigation.............................................................  -46-
                  6.07     No Default.........................................................................  -46-
                  6.08     Collateral; Collateral Security....................................................  -46-
                  6.09     Chief Executive Office.............................................................  -46-
                  6.10     Location of Books and Records......................................................  -47-
                  6.11     No Burdensome Restrictions.........................................................  -47-
                  6.12     Taxes..............................................................................  -47-
                  6.13     Margin Regulations.................................................................  -47-
                  6.14     Investment Company Act; Other Regulations..........................................  -47-
                  6.15     Subsidiaries.......................................................................  -47-
                  6.16     Acquisition of Mortgage Loans......................................................  -47-
                  6.17     No Adverse Selection...............................................................  -47-
                  6.18     Borrowers Solvent; Fraudulent Conveyance...........................................  -47-
                  6.19     ERISA..............................................................................  -48-
                  6.20     True and Complete Disclosure.......................................................  -48-
                  6.21     True Sales.........................................................................  -48-
                  6.22     Participation Certificates.........................................................  -48-
                  6.23     Year 2000 Compliance...............................................................  -49-

             SECTION 7     Covenants of the Borrower..........................................................  -49-
                  7.01     Financial Statements...............................................................  -49-
                  7.02     Existence, Etc.....................................................................  -50-
                  7.03     Maintenance of Property; Insurance.................................................  -50-
                  7.04     Notices............................................................................  -50-
                  7.05     Other Information..................................................................  -51-
                  7.06     Further Identification of Collateral...............................................  -51-
                  7.07     Eligible Asset Determined to be Defective..........................................  -51-
                  7.08     Monthly Reporting..................................................................  -51-
                  7.09     Financial Condition Covenants......................................................  -52-
                  7.10     Borrowing Base Deficiency..........................................................  -52-
                  7.11     Prohibition of Fundamental Changes.................................................  -52-
                  7.12     Limitation on Liens on Collateral..................................................  -52-
                  7.13     Limitation on Transactions with Affiliates.........................................  -52-
                  7.14     Underwriting Guidelines............................................................  -53-
                  7.15     Limitations on Modifications, Waivers and Extensions of
                           Eligible Assets....................................................................  -53-
                  7.16     Servicing..........................................................................  -53-
                  7.17     Limitation on Distributions........................................................  -53-
                  7.18     Use of Proceeds....................................................................  -53-
                  7.19     Restricted Payments................................................................  -53-
                  7.20     Reports............................................................................  -53-

                  7.21     Inspection.........................................................................  -53-
                  7.22     Further Proceeds...................................................................  -53-
                  7.23     Further Documentation..............................................................  -54-
                  7.24     Taxes..............................................................................  -54-
                  7.25     Lost Note Affidavits; Lost Instrument Affidavits...................................  -54-
                  7.26     Underlying Eligible Bonds..........................................................  -54-
                  7.27     Year 2000 Compliance...............................................................  -55-
             SECTION 8     Events of Default..................................................................  -55-
             SECTION 9     Remedies Upon Default..............................................................  -58-
             SECTION 10    No Duty of Lender..................................................................  -59-
             SECTION 11    Miscellaneous......................................................................  -59-
                  11.01    Waiver.............................................................................  -59-
                  11.02    Notices............................................................................  -59-
                  11.03    Indemnification and Expenses.......................................................  -59-
                  11.04    Amendments.........................................................................  -60-
                  11.05    Successors and Assigns.............................................................  -60-
                  11.06    Survival...........................................................................  -60-
                  11.07    Captions...........................................................................  -61-
                  11.08    Counterparts.......................................................................  -61-
                  11.09    GOVERNING LAW; ETC.................................................................  -61-
                  11.10    SUBMISSION TO JURISDICTION; WAIVERS................................................  -61-
                  11.11    WAIVER OF JURY TRIAL...............................................................  -62-
                  11.12    Acknowledgments....................................................................  -62-
                  11.13    Hypothecation and Pledge of Collateral.............................................  -62-
                  11.14    Assignments; Participations........................................................  -62-
                  11.15    Servicing..........................................................................  -63-
                  11.16    Periodic Due Diligence Review......................................................  -64-
                  11.17    Set-Off............................................................................  -65-

SCHEDULES
---------
SCHEDULE 1        Representations and Warranties re: Eligible Assets
SCHEDULE 2        Filing Jurisdictions and Offices
SCHEDULE 3        Subsidiaries
SCHEDULE 4        Litigation

EXHIBITS
--------
EXHIBIT A         Form of Promissory Note
EXHIBIT B         Form of Mortgage Custodial Agreement
EXHIBIT C         Form of Opinion of Counsel to Borrower
EXHIBIT D         Form of Notice of Borrowing and Pledge
EXHIBIT E         Underwriting Guidelines
EXHIBIT F         Form of Blocked Account Agreement
EXHIBIT G         Form of Mortgage Loan Tape
EXHIBIT H         Form of Borrowing Base Certificate
EXHIBIT I         Form of Remittance Report
EXHIBIT J         Form of Instruction Letter
EXHIBIT K-1       Form of Lost Instrument Affidavit
EXHIBIT K-2       Form of Lost Note Affidavit
EXHIBIT L         Form of Notice of Extension of Interest Period

             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

     AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of November 23, 1998, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. ("Hanover Capital Holdings"), a Maryland corporation and Hanover Capital Partners, Ltd. ("Hanover Capital Partners"), a New York corporation, (each, a "Borrower" and collectively, the "Borrowers"), and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender").

                                    RECITALS

     Hanover Capital Holdings entered into that certain Master Loan and Security Agreement, dated as of March 30, 1998 and amended and restated as of May 14, 1998 (the "Existing Agreement"), with the Lender to obtain financing from time to time to provide interim funding for (i) certain Eligible Bonds (as defined herein), (ii) certain Pledged Stock (as defined herein), (iii) certain Participation Certificates (as defined herein), and (iii) the acquisition of certain Mortgage Loans (as defined herein), which Mortgage Loans are to be sold or contributed by Hanover Capital Holdings to one or more trusts or other entities sponsored by Hanover Capital Holdings or an Affiliate (as defined herein) thereof, or to third-parties, and which Eligible Bonds, Participation Certificates, Pledged Stock, and Mortgage Loans secure Advances (as defined herein) made by the Lender thereunder.

     The Borrowers and the Lender desire to amend and restate the Existing Agreement to provide terms and conditions under which the Lender is prepared to provide funding to Hanover Capital Partners in addition to Hanover Capital Holdings from and after the date hereof.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1 Definitions and Accounting Matters.

     1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa):

     "Accepted Servicing Practices" shall have the meaning assigned thereto in
Section 11.15(a) hereof.

     "Advance" shall mean any Committed Advance or Uncommitted Advance, as applicable, and collectively "Advances" shall mean the sum of all Committed Advances and Uncommitted Advances.

     "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or
(b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Applicable Collateral Percentage" shall mean, with respect to all Eligible Mortgage Loans (other than Delinquent Mortgage Loans), 97%; with respect to all Eligible Bonds, 60%; with respect to the Pledged Stock, 60%; with respect to Thirty-Day Delinquent Mortgage Loans, 90%; with respect to Sixty-Day Delinquent Mortgage Loans, 85%; and with respect to Participation Certificates, 97% multiplied by the Ownership Percentage.

     "Applicable Margin" shall mean, with respect to Advances that are Tranche A Advances, Tranche B Advances, and Tranche C Advances, respectively, the applicable rate per annum set forth below:

                  Tranche A Advances..................... 0.70%
                  Tranche B Advances..................... 1.00%
                  Tranche C Advances..................... 1.25%

     "Applicable Notice Documents" shall have the meaning provided in Section 2.03(a) hereof.

     "Appraised Value" shall mean the value set forth in an appraisal made in connection with the origination or acquisition of the related Mortgage Loan as the value of the Mortgaged Property.

     "Asset Documents" shall mean (i) with respect to each Eligible Mortgage Loan, the documents comprising the related Mortgage File, (ii) with respect to each Eligible Bond, the documents comprising the related Bond File, (iii) the Pledged Stock and (iv) with respect to Participation Certificates, the documents comprising the original Participation Certificate File.

     "Asset File" shall mean the Bond File, the Mortgage File, or the Participation Certificate File, as applicable.

     "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

     "Blocked Account Agreement" shall mean an agreement between Hanover Capital Holdings, the Collection Bank, and the Lender, substantially in the form of Exhibit F hereto, as the same may be amended, supplemented or otherwise modified from time to time, in which Hanover Capital Holdings and Collection Bank acknowledge the Lender's lien on the Collection Account (which lien is hereby consented to by Hanover Capital Partners), and the Borrowers hereby grant to the Lender the right to assume at any time exclusive dominion and control over the distribution of all monies in the account, which control may be exercised by Hanover Capital Holdings prior to such assumption of control by the Lender.

     "Bond/PC Custodial Agreement" shall mean that certain agreement between the Lender and the Bond/PC Custodian setting forth (i) the procedures for delivery and maintenance of the Eligible Bonds, Underlying Eligible Bonds, Pledged Stock, Bond Files, Participation Certificates, and Participation Certificate Files, and
(ii) governing the establishment and maintenance of the Lender's "securities account" (as defined in Section 8-501(a) of the UCC) and identifying the Bond/PC Custodian as "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC and 31 C.F.R. Section 357.2).

     "Bond/PC Custodian" shall mean either (i) the Lender, (ii) Chase Manhattan Bank or (iii) any other Person designated by the Lender, as custodian of the Pledged Stock, Eligible Bonds, Underlying Eligible Bonds, Bond Files, Participation Certificates, and Participation Certificate Files.

     "Bond File" shall have the meaning provided in Section 5.02(g)(vii) hereof.

     "Bond Summary" shall mean a written summary for each Eligible Bond and Underlying Eligible Bond to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof, which shall include the following information and documentation: (i) the name of the issuer, (ii) the original principal amount,
(iii) the current principal amount, (iv) the applicable interest rate, (v) for each bond which is publicly offered, the cusip, (vi) the name and class of the bond, (vii) such other information as shall be mutually agreed upon by the Borrower and the Lender, and (viii) with respect to each certificated bond, a copy of the related certificate attached thereto.

     "Borrower" shall have the meaning provided in the heading hereof.

     "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Assets that have been, and remain, pledged to the Lender hereunder.

     "Borrowing Base Deficiency" shall have the meaning provided in Section 2.06 hereof.

     "Business Day" shall mean any day other than (i) a Saturday or Sunday or
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Mortgage Custodian is authorized or obligated by law or executive order to be closed.

     "Capital Stock" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all similar ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

     "Cash Equivalents" shall mean (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

     "Certificate Registrar" shall mean the Person who carries on its books and records the identity of the holder of a Participation Certificate.

     "Change of Control" shall mean either (i) any one of the following three individuals leaves the employ of Hanover Capital Holdings: John Burchett, Irma Tavares, or Joyce Mizerak, or (ii) there occurs a change of "control" of either Borrower as such term is defined in the Securities Exchange Act of 1934, as amended.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

     "Collateral Value" shall mean, (a) with respect to each Eligible Mortgage Loan or Eligible Bond, the Applicable Collateral Percentage of the lesser of (i) the Market Value of such Eligible Mortgage Loan or Eligible Bond and (ii) the Purchase Price Percentage of such Eligible Mortgage Loan or Eligible Bond multiplied by the outstanding principal balance of such Eligible Mortgage Loan or Eligible Bond; and (b) with respect to each Participation Certificate, the

Applicable Collateral Percentage of the lesser of (i) the Market Value of the Underlying Mortgage Loans subject to such Participation Certificate, and (ii) the Purchase Price Percentage of such Participation Certificate multiplied by the outstanding principal balance of the Underlying Mortgage Loans subject to such Participation Certificate, and (c) with respect to the Pledged Stock, the Applicable Collateral Percentage of the Market Value of the Underlying Eligible Bond(s) owned by the related Eligible Entity; provided that the following additional limitations on Collateral Value shall apply:

          (1) subject to (vi)(A) below, the aggregate Collateral Value of all Thirty-Day Delinquent Mortgage Loans may not at any one time exceed the lesser of (x) $10,000,000 or (y) 5% of the aggregate outstanding principal balance of all Advances;

          (2) subject to (vi)(A) below, the aggregate Collateral Value of all Sixty-Day Delinquent Mortgage Loans may not at any one time exceed the lesser of (x) $6,000,000 or (y) 3% of the aggregate outstanding principal balance of all Advances;

          (3) the aggregate Collateral Value for all Document Deficient Assets shall not at any time exceed the lesser of (x) $20,000,000 or (y) 10% of the aggregate outstanding principal balance of all Advances; provided, however, that in no event shall Type I Document Deficient Assets and Type III Document Deficient Assets (taking into account Underlying Mortgage Loans subject to Participation Certificates), taken in the aggregate, at any time exceed the lesser of (1) $2,000,000 or (2) 1% of the aggregate outstanding principal balance of all Advances; and

          (4) the Collateral Value shall be zero for each Eligible Asset, for each Underlying Mortgage Loan securing such Eligible Asset, or for each Underlying Eligible Bond owned by an Eligible Entity with respect to which the Pledged Stock has been pledged to the Lender hereunder, as applicable:

               (1) which is an Eligible Mortgage Loan or an Underlying Mortgage Loan, other than Thirty-Day Delinquent Mortgage Loans subject to subsection (i) above, which is thirty (30) days or more delinquent in respect of any Scheduled Payment as of the date of determination;

               (2) which is an Eligible Mortgage Loan or an Underlying Mortgage Loan which is thirty (30) days or more delinquent in respect of the first Scheduled Payment;

               (3) which is an Eligible Mortgage Loan or an Underlying Mortgage Loan, other than Sixty-Day Delinquent Mortgage Loans subject to subsection (ii) above, which is sixty (60) days or more delinquent in respect of any Scheduled Payment;

               (4) in respect of which the Maximum Pledge Period has passed;

               (5) which is an Eligible Mortgage Loan and which has been released from the possession of the Mortgage Custodian under Section 5(a) of the Mortgage Custodial Agreement to any Person other than the Lender or its bailee for a period in excess of ten (10) days (or if such tenth day is not a Business Day, the next succeeding Business
          Day);

               (6) which is an Eligible Mortgage Loan and which has been released from the possession of the Mortgage Custodian under Section 5(b) of the Mortgage Custodial Agreement under any Transmittal Letter in excess of the time period stated in such Transmittal Letter for release;

               (7) which is an Eligible Mortgage Loan or Underlying Mortgage Loan and in respect of which (1) the related Mortgaged Property is the subject of a foreclosure proceeding;

               (8) which is an Eligible Mortgage Loan or Underlying Mortgage Loan and as to which (i) the related Mortgage Note or the related Mortgage is not genuine or is not the legal, valid, binding and enforceable obligation of the maker thereof, subject to no right of rescission, set-off, counterclaim or defense, or (ii) such Mortgage, is not a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property;

               (9) which the Lender determines, in its reasonable discretion, is not eligible for sale in the secondary market or for securitization without unreasonable credit enhancement;

               (10) which has a Material Exception with respect thereto;

               (11) which is an Eligible Mortgage Loan or Underlying Mortgage Loan and in respect of which the related Mortgagor is the subject of a bankruptcy proceeding;

               (12) which is an Eligible Mortgage Loan or Underlying Mortgage Loan which is ninety (90) days or more delinquent in respect of any Scheduled Payment;

               (13) which is a Type II Document Deficient Asset for which the Mortgage Custodian or the Bond/PC Custodian, as applicable, has failed to receive, pursuant to Section 2(I)(e) of the Mortgage Custodial Agreement, (a) with respect to intervening assignments, either (i) the related intervening assignment within 120 days from the date such Mortgage Loan was pledged to the Lender or (ii) proof that the last intervening assignment was recorded, which such proof shall be in the form of (A) the original title policy or a copy of the same certified by the Borrower as a true, correct, and complete copy thereof or (B) a certified copy of the last intervening assignment with evidence of recording indicated thereon; or, (b) with respect to the title policy, either (i) the original title policy or a copy of the same certified by the Borrower as a true, correct and complete copy thereof within 120 days from the date such Mortgage Loan was pledged to the Lender, or (ii) any other evidence of such title policy acceptable to the Lender in its sole discretion, including, without limitation, any preliminary title report, binder, or commitment to provide such title policy;

               (14) which is an Eligible Bond and in respect to which there is a breach of any of the representations or warranties in Schedule 1 hereto; and

               (15) which is a Type III Document Deficient Asset for which the Bond/PC Custodian has failed to receive, an original Participation Certificate within 21 days from the date such Participation Certificate was pledged to the Lender.

          "Collection Account" shall mean the segregated account established at the direction of the Borrowers, and maintained in the name of the Lender and subject to a security interest in favor of the Lender into which all Collections received by the Master Servicer, a Subservicer, or a Trustee shall be remitted by such Master Servicer, Subservicer or Trustee. Hanover Capital Holdings shall have the right to direct that withdrawals from such account be made until such time as Lender, in its sole discretion, provides notice to the Collection Bank terminating such right of Hanover Capital Holdings.

          "Collection Bank" shall mean Fleet Bank.

          "Collections" shall mean, collectively, (i) with respect to Mortgage Loans which are Assets, all collections and proceeds on or in respect of the Mortgage Loans which are Assets, excluding collections required to be paid to the Subservicer or a mortgagor on the Mortgage Loans which are Assets, (ii) with respect to Eligible Bonds which are Assets, Underlying Eligible Bonds which are Assets and Participation Certificates which are Assets, all cash dividends or distributions or any monies distributed on account of such Eligible Bonds which are Assets, Underlying Eligible Bonds which are Assets or Participation Certificates which are Assets, as applicable.

          "Commitment Fee" shall have the meaning assigned thereto in Section
          3.03 hereof.

          "Committed Advance" shall have the meaning assigned thereto in Section 2.01(a) hereof.

          "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
          Section 414 of the Code.

          "Contractual Obligation" shall mean as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any provision of any security issued by such Person.

          "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

          "Delinquent Mortgage Loan" shall mean either a Thirty-Day Delinquent Mortgage Loan or a Sixty-Day Delinquent Mortgage Loan; provided that in no event shall a Mortgage Loan or Underlying Mortgage Loan that is ninety (90) days or more delinquent have a Collateral Value in excess of zero.

          "Document Deficient Assets" shall be the collective reference to Type I Document Deficient Assets, Type II Document Deficient Mortgage Loans and Type III Document Deficient Mortgage Loans.

          "Dollars" and "$" shall mean lawful money of the United States of America.

          "Due Diligence Package" shall mean with respect to each Mortgage Loan or Underlying Mortgage Loan to be pledged to the Lender hereunder (a) all materials in the possession or under the control of the Borrower, which materials shall include, without limitation, (i) the Borrower's analysis of the seller and the Subservicer, (ii) the results of the Borrower's underwriting and due diligence review of all documents related to such Mortgage Loan or Underlying Mortgage Loan, and (b) any certificates, remittance reports, Servicing Agreements, and purchase agreements governing such Mortgage Loans or Underlying Mortgage Loan.

          "Due Diligence Review" shall mean the performance by the Lender of any or all of the reviews permitted under Section 11.16 hereof with respect to any or all of the Eligible Assets of the Borrower or related parties, as desired by the Lender from time to time.

          "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

          "Eligible Assets" shall mean Eligible Mortgage Loans, Eligible Bonds, Pledged Stock, and Participation Certificates (or the Underlying Mortgage Loans related thereto) as to which the representations and warranties set forth on Schedule 1 hereof are true and correct.

          "Eligible Bond" shall mean either an Investment Grade Bond or a Non-Investment Grade Bond for which (i) the Borrower or one of its Affiliates was the issuer or was the depositor into a trust which was the issuer, (ii) the Borrower is the current owner and (iii) Greenwich Capital Markets, Inc. was the underwriter or placement agent.

          "Eligible Entity" shall mean a corporation which is wholly and directly owned by the Borrower and which (i) is a Special Purpose Entity and (ii) owns one or more Underlying Eligible Bonds.

          "Eligible Mortgage Loan" shall mean either a Prime Mortgage Loan or a Scratch and Dent Mortgage Loan which was acquired by the Borrower and which conforms to the Borrower's Underwriting Guidelines.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under
          Section 302(f) of ERISA and Section 412(n) of the Code, described in
          Section 414(m) or (o) of the Code of which the Borrower is a member.

          "Event of Default" shall have the meaning provided in Section 8 hereof.

          "Exception" shall have the meaning assigned thereto in the Mortgage Custodial Agreement.

          "Exception Report" shall mean the exception report prepared by the Mortgage Custodian pursuant to the Mortgage Custodial Agreement.

          "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three federal funds brokers of recognized standing selected by it.

          "FHLMC" shall mean the Federal Home Loan Mortgage Corporation or any successor thereto.

          "FNMA" shall mean the Federal National Mortgage Association or any successor thereto.

          "Funding Date" shall mean the date on which an Advance is made hereunder.

          "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States of America.

          "Governing Agreements" shall mean the agreement or agreements which govern the issuance and the payment of the Eligible Bonds, Underlying Eligible Bonds or Participation Certificates, as applicable.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, any of its Subsidiaries or any of their properties.

          "Guarantee Obligation" as to any Person (the "guaranteeing person"), shall mean any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) with respect to which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Hedging Agreement" shall mean, with respect to any or all of the Eligible Assets, any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or other market risks commonly hedged or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by a Borrower and reasonably acceptable to the Lender.

          "HUD" shall mean the Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof.

          "Indebtedness" shall mean, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under financing leases, (d) all obligations of such Person in respect of letters of credit, acceptances or similar instruments issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Indemnified Party" shall have the meaning provided in Section 11.03 hereof.

          "Instruction Letter" shall mean a letter agreement from the related Borrower to each Trustee, Certificate Registrar and/or Subservicer, as applicable, substantially in the form of Exhibit J attached hereto, in which such Persons acknowledge the Lender's security interest in the Eligible Assets, and agrees to remit Collections either directly into the Collection Account or in any other way the Lender may so direct from time to time, which Instruction Letter may be delivered by Lender to such Trustee, Certificate Registrar and/or Subservicer in its sole discretion.

          "Interest Period" shall mean, with respect to any Advance, (i) initially, the period commencing on the Funding Date with respect to such Advance and ending on the calendar day prior to the Payment Date following one month, two months, three months, or six months thereafter (the "Reset Date"), as the Borrower may select as provided in Section 3.04 hereof, and (ii) thereafter, each period commencing on the Payment Date and ending on the applicable Reset Date. Notwithstanding the foregoing, no Interest Period may end after the Termination Date.

          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended.

          "Investment Grade" shall mean a credit rating of BBB- or better, as determined by Standard & Poor's Ratings Group ("S&P"), or a credit rating of Baa2 or better, as determined by Moody's Investors Service, Inc. ("Moody's).

          "Investment Grade Bond" shall mean a certificated or uncertificated subordinate bond with an Investment Grade credit rating as of any date of determination; provided, that, in the event such bond is downgraded to below an Investment Grade credit rating, such bond will be treated as a Non-Investment Grade Bond hereunder and shall be included in calculating whether the Non-Investment Grade Bond Sublimit has been exceeded.

          "Lender" shall have the meaning provided in the heading hereof.

          "LIBOR" shall mean for any Advance, with respect to each day during each Interest Period pertaining to such Advance, the rate per annum equal to the rate appearing on Bloomberg on the first day of such Interest Period, for the one-month, three-month, or six-month term, as applicable, corresponding to such Interest Period, or if such rate shall not be so quoted then the applicable rate appearing at page 3750 of the Telerate Screen on the first day of such Interest

          Period, or if neither such rate shall be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 a.m., New York City time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Advances are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein, and in an amount comparable to the amount of the Advances to be outstanding on such day.

          "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

          "Loan Agreement" shall mean this Amended and Restated Master Loan and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Loan Documents" shall mean, collectively, this Loan Agreement, the Note, the Mortgage Custodial Agreement, the Bond/PC Custodial Agreement, the Blocked Account Agreement, and the Instruction Letters.

          "Loan-to-Value Ratio" or "LTV" shall mean with respect to any Mortgage Loan, the ratio of (a) the Par Amount of the Mortgage Loan as of the date of origination (unless otherwise indicated) to (b) the Appraised Value of the

          Mortgaged Property or if the Mortgage Loan was made in connection with the purchase of the related Mortgaged Property, the lesser of the Appraised Value and the sales price of such property.

          "Lost Instrument Affidavit" shall mean an affidavit, substantially in the form of Exhibit K-1 or otherwise acceptable to the Lender in its sole discretion, executed by the Borrower or other Person acceptable to the Lender in its sole discretion, which Lost Instrument Affidavit shall (i) attach a copy of the original Participation Certificate certified by the Borrower as a true, complete, and correct copy thereof, (ii) indemnify the Lender, and (iii) remain effective for all successors and assigns of the Borrower and the Lender.

          "Lost Note Affidavit" shall mean an affidavit, substantially in the form of Exhibit K-2 or otherwise acceptable to the Lender in its sole discretion, executed by the related Borrower or other Person acceptable to the Lender in its sole discretion, which states that the Mortgage Custodian is not in possession of the original Mortgage Note, which Lost Note Affidavit shall (i) attach a copy of the original Mortgage Note certified by the related Borrower as a true, complete, and correct copy thereof, (ii) indemnify the Lender, and (iii) remain effective for all successors and assigns of the related Borrower and the Lender.

          "Market Value" shall mean, with respect to (i) any Eligible Asset other than Pledged Stock, the price at which such Eligible Asset could be sold to a third-party, as determined by the Lender in its sole discretion (exercised in good faith), taking into account customary factors, including, but not limited to: (a) the historical experience for collateral with similar characteristics to the Eligible Asset, such as prepayment speeds, expected default rates and loss severity;
          (b) market factors; (c) the creditworthiness of the issuer thereof, if applicable, and (d) appropriate discount rates and with respect to
          (ii) Pledged Stock, the aggregate price at which all Underlying Eligible Bonds owned by the related Eligible Entity could be sold to a third-party, as determined by the Lender in its sole discretion (exercised in good faith), taking into account customary factors, including, but not limited to: (a) the historical experience for collateral with similar characteristics to the Underlying Eligible Bonds, such as prepayment speeds, expected default rates and loss severity; (b) market factors; (c) the creditworthiness of the issuer thereof, if applicable, and (d) appropriate discount rates; provided that the Market Value shall be zero (y) with respect to any Underlying Eligible Bond for which there is a breach of any of the representations or warranties in Schedule 1 hereto or (z) with respect to the aggregate Market Value of Eligible Bonds or Underlying Eligible Bonds in excess of the Non-Investment Grade Bond Sublimit; and provided, further, that in all events such Market Value for any Eligible Asset may be determined to be zero in the Lender's sole discretion. The Lender's determination of Market Value shall be final and binding on the parties.

          "Master Servicer" shall mean Hanover Capital Mortgage Holdings, Inc.

          "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, property, business, condition (financial or otherwise) or prospects of a Borrower, (b) the ability of a Borrower to perform its obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal of or interest on the Advances or other amounts payable in connection therewith or
          (f) the Collateral.

          "Material Exception" shall mean, (a) (i) with respect to any Mortgage Loan, any Exception listed on the Exception Report consisting of the absence from the Mortgage File, or deficiency in respect of, any of the Mortgage Loan Documents set forth in Section 2(I)(a), 2(I)(c), 2(I)(d), 2(I)(e), or 2(I)(g) (other than with respect to Document Deficient Assets), or (ii) for which the information set forth in
          Section I of Annex 1 to the Mortgage Custodial Agreement is incomplete, (b) with respect to any Eligible Bond or Underlying Eligible Bond, any deviation from the document requirements set forth in

          Section 5.02(g) hereof, and (c) with respect to any Participation Certificate, any deviation from the document requirements set forth in
          Section 5.02(f) or the absence from the Participation Certificate File of any document or information required therein.

          "Maximum Committed Amount" shall mean $100,000,000.

          "Maximum Credit" shall mean the sum of the Maximum Committed Amount and the Maximum Uncommitted Amount, which on the date hereof shall equal $200,000,000.


          "Maximum Uncommitted Amount"shall mean $100,000,000, or such greater amount agreed to in writing by Lender from time to time.

          "Maximum Pledge Period" shall mean the first 180 days that an Eligible Asset has been pledged to the Lender hereunder or with respect to an Underlying Eligible Bond, the first 180 days that both (a) such Underlying Eligible Bond has been owned by an Eligible Entity and (b) the related Pledged Stock of such Eligible Entity has been pledged to the Lender hereunder, or such other period as determined in accordance with Section 2.11 hereof.

          "Mortgage" shall mean the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the fee simple in real property securing the Mortgage Note.

          "Mortgage Custodial Agreement" shall mean the Mortgage Custodial Agreement, dated as of the date hereof, among the Borrowers, the Mortgage Custodian and the Lender, substantially in the form of Exhibit B hereto, as the same shall be modified and supplemented and in effect from time to time.

          "Mortgage Custodian" shall mean First Chicago National Processing Corporation, as custodian pursuant to the Mortgage Custodial Agreement for all Mortgage Loans pledged hereunder, and its successors and permitted assigns thereunder.

          "Mortgage File" shall have the meaning assigned thereto in the Mortgage Custodial Agreement.

          "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

          "Mortgage Loan" shall mean a Prime Mortgage Loan or Scratch and Dent Mortgage Loan which the Mortgage Custodian has been instructed to hold for the Lender pursuant to the Mortgage Custodial Agreement, and which mortgage loan includes, without limitation (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of the Borrower in and to the Mortgaged Property covered by such Mortgage.

          "Mortgage Loan Schedule" shall mean a schedule of Eligible Mortgage Loans containing the following information with respect to each Eligible Mortgage Loan to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) or 7.08 hereof, as applicable: (i) the applicable Borrower's Mortgage Loan number; (ii) the Mortgagor's name and the street address; (iii) the current principal balance as of the date specified therein (which date shall be no earlier than forty-five
          (45) days prior to the date such Mortgage Loan Schedule is required to be delivered to the Lender or such other date mutually agreed upon by the Borrower and Lender), (iv) the original principal balance as of the date of origination; (v) the LTV as of the date of origination of the related Mortgage Loan; (vi) the LTV of the related Mortgage Loan as of the date of acquisition by the applicable Borrower; (vii) the paid through date; (viii) the mortgage interest rate; (ix) the final maturity date under the Mortgage Note; (x) the Scheduled Payment; (xi) the name of the Subservicer; (xii) delinquency status (reported as current, 30-59, 60-89, 90+, etc.), (xiii) the current FICO score for such Mortgage Loan, (xiv) the Purchase Price Percentage, (xv) whether such Mortgage Loan is subject to graduated payments, (xvi) whether it is a fixed or adjustable rate Mortgage Loan, (xvii) with respect to adjustable rate Mortgage Loans, the interest rate adjustment date, (xviii) with respect to adjustable rate Mortgage Loans, the interest rate margin, (xix) a code indicating whether the Mortgage Loan is a Prime Mortgage Loan or a Scratch and Dent Mortgage Loan, and (xx) such other information as shall be mutually agreed upon by the Borrower and Lender.

          "Mortgage Loan Tape" shall mean the computer-readable magnetic tape required to be delivered by the Borrower to the Lender pursuant to
          Section 2.03(a) hereof (the format of which shall be substantially in the form of Exhibit G attached hereto) which contains the information, with respect to each Mortgage Loan, required to be contained in the Mortgage Loan Schedule.

          "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

          "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

          "Mortgagor" shall mean the obligor on a Mortgage Note.

          "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Worth" shall mean, with respect to any Person, the excess of total assets of such Person, over total liabilities of such Person, determined in accordance with GAAP.

          "Non-Investment Grade Bond" shall mean a certificated or uncertificated subordinate bond which is either unrated or has a credit rating below Investment Grade as of the date of the pledge of such bond to the Lender hereunder or at any date thereafter.

          "Non-Investment Grade Bond Sublimit" shall mean $15,000,000.

          "Note" shall mean the promissory note provided for by Section 2.02(a) hereof for Advances and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Notice of Borrowing and Pledge" shall have the meaning provided in
          Section 2.03(a) hereof.

          "Ownership Percentage" shall mean the undivided ownership interest of the holder of each Participation Certificate in each Underlying Mortgage Loan subject to such Participation Certificate as evidenced by the related Participation Certificate.

          "Par Amount" shall mean, in respect of a Mortgage Loan at any time, the outstanding principal balance of such Mortgage Loan at such time.

          "Participants" shall have the meaning set forth in Section 11.14(b) hereof.

          "Participation Certificate" shall mean a certificate, delivered to the Lender or its designee on each Funding Date in a form suitable for registration in the name of the Lender, representing a Borrower's Ownership Percentage in certain Eligible Mortgage Loans, which Eligible Mortgage Loans are held by the Participation Custodian for the benefit of the holder of such Participation Certificate.

          "Participation Certificate File" shall mean, with respect to each Participation Certificate pledged to the Lender hereunder: (i) the original certificate or a Lost Instrument Affidavit in lieu thereof, subject to the sublimit in clauses (iv) and (v)(O) of the definition of Collateral Value and Section 7.25 hereof, (ii) the related Governing Agreements, (iii) the related Instruction Letter, (iv) an assignment executed by the registered holder in such Participation Certificate in blank for the benefit of an assignee and acceptable to the Lender in form and substance and sufficient to transfer the Participation Certificates pursuant to the Governing Agreements, (v) the name of the Certificate Registrar (if any) with contact information and (vi) any other documents which the Lender may request

          "Participation Certificate Schedule" shall mean a schedule of information related to each Participation Certificate and the related Underlying Mortgage Loan required to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof, which schedule shall contain the following information: (a) with respect to each Participation Certificate, (i) the name of the issuer, and (ii) the Ownership Percentage and, (b) with respect to each Underlying Mortgage Loan, (i) the applicable Borrower's Mortgage Loan number; (ii) the Underlying Mortgagor's name and the street address; (iii) the current principal balance as of the date specified therein; (iv) the original balance as of the date specified therein; (v) the LTV as of the date of the origination of the related

          Underlying Mortgage Loan; (vi) the paid-through date; (vii) the mortgage interest rate; (viii) the final maturity date under the Underlying Mortgage Note; (ix) the Scheduled Payment; (x) the name of the servicer; (xi) the delinquency status (reported as current, 30-59, 60-89, 90+, etc.); (xii) the Purchase Price Percentage; (xiii) whether it is a fixed or adjustable rate Underlying Mortgage Loan;; (xiv) with respect to any adjustable rate Underlying Mortgage Loans, the interest rate adjustment date; (xv) with respect to any adjustable rate Underlying Mortgage Loan, the interest rate margin; and (xvi) such other information as shall be mutually agreed upon by the Borrower and Lender.

          "Participation Certificate Tape" shall mean the computer-readable magnetic tape required to be delivered by the Borrower to the Lender pursuant to Section 2.03(a) hereof (the format of which shall be substantially in the form of the Mortgage Loan Tape with the addition of a field to set forth the related Borrower's Ownership Percentage) which contains the information, with respect to each Participation Certificate, required to be contained in the Participation Certificate Schedule.

          "Participation Custodian" shall mean the custodian holding the Underlying Mortgage Loan and all documents related thereto for the holders of the related Participation Certificate.

          "Participation Servicer" shall mean the servicer of an Underlying Mortgage Loan subject to a Participation Certificate.

          "Payment Date" shall mean the eighth day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day.

          "Payoff" shall mean, with respect to any Mortgage Loan, repayment by the applicable Mortgagor of all outstanding principal thereunder together with all interest accrued thereon to the date of such repayment and any penalty or premium thereon.

          "Payoff Proceeds" shall mean, with respect to any Mortgage Loan, all funds received from the applicable Mortgagor in connection with a Payoff.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "Permitted Exceptions" shall mean the exceptions to lien priority including but not limited to: (i) the lien of current real property taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or to otherwise considered in the appraisal (if any) made for the originator of the Mortgage Loan or
          (B) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association, government (or any agency, instrumentality or political subdivision thereof) or any other entity of whatever nature.

          "Plan" shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which a Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledged Stock" shall mean all of the shares of Capital Stock of an Eligible Entity, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by such Eligible Entity to the related Borrower while this Loan Agreement is in effect.

          "Pledged Stock Summary" shall mean a summary of information related to the Pledged Stock required to be delivered by the related Borrower to the Lender pursuant to Section 2.03(a) hereof, which schedule shall contain the following information with respect to each Pledged Stock certificate, (i) the name of the Eligible Entity and state of formation/authorization, (ii) the class of stock, (iii) the certificate number and (iv) the number of shares.

          "Post-Default Rate" shall mean, in respect of any principal of any Advance or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus (a) the interest rate otherwise applicable to such Advance or other amount, or (b) if no interest rate is otherwise applicable, then LIBOR.

          "Prime Mortgage Loan" shall mean an "A" Credit Mortgage Loan (as defined in the Underwriting Guidelines) secured by a first mortgage lien on a one to four family residential property as to which the representations and warranties set forth on Schedule 1 hereof are true and correct.

          "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Purchase Price Percentage" shall mean, with respect to any Eligible Asset or Eligible Bond, as applicable, the dollar price paid by the related Borrower for such Eligible Asset divided by the outstanding principal balance of such Eligible Asset or Eligible Bond, as applicable, as of the cut-off date of acquisition.

          "Regulations G, T, U and X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Relevant System" shall mean (i) The Depository Trust Company in New York, New York, or (ii) such other clearing organization or book-entry system as is designated in writing by Lender.

          "Reportable Event" shall mean any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

          "Requirement of Law" shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated to the Lender to its reasonable satisfaction.

          "Restricted Payments" shall mean with respect to any Person, collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

          "Scheduled Payment" shall mean, for any Eligible Asset, the scheduled payment of principal and/or interest due thereunder.

          "Scratch and Dent Mortgage Loan" shall mean a Mortgage Loan secured by a first mortgage lien on a one to four family residential property intended by the originator to conform with FNMA, FHLMC or other conduit standards but which was subsequently discovered did not meet the originally intended market parameters due to errors in relevant documentation or credit deterioration of the obligor and as to which the representations and warranties set forth on Schedule 1 hereof are true and correct.

          "Secured Obligations" shall mean the unpaid principal amount of, and interest on the Advances, and all other obligations and liabilities of the Borrowers to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with this Loan Agreement, the Note, any other Loan Document and any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrowers pursuant to the terms hereof or thereof) or otherwise. For purposes hereof, "interest" shall include, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

          "Servicing Agreement" shall have the meaning provided in Section 11.15(c) hereof.

          "Servicing Records" shall have the meaning provided in Section 11.15(b) hereof.

          "Side Letter" shall mean that certain letter agreement, dated as of the date hereof, between the Lender and Hanover Capital Holdings.

          "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Sixty-Day Delinquent Mortgage Loan" shall mean a Mortgage Loan or Underlying Mortgage Loan as to which a Scheduled Payment is more than 59 days, but less than or equal to 89 days delinquent.

          "Special Purpose Entity" shall mean a bankruptcy remote special purpose entity (i) with respect to which a nationally recognized law firm has delivered a substantive non-consolidation opinion, acceptable to Lender in its reasonable discretion, to a rating agency in connection with the issuance of the Underlying Eligible Bonds and (ii) which has restrictions and limitations in its organizational documents that are consistent with its bankruptcy remote special purpose entity status and are reasonably acceptable to Lender.

          "Subsidiary" shall mean, with respect to any Person, any other Person of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Subservicer" shall have the meaning provided in Section 11.15(c) hereof.

          "Take-Out Commitments" shall be the collective reference to valid, binding and enforceable commitments in form and substance acceptable to the Lender to purchase one or more Eligible Assets, in each case as amended, supplemented or otherwise modified in accordance with the terms thereof and in effect from time to time.

          "Tangible Net Worth" shall mean, with respect to any Person, as of any date of determination, the consolidated Net Worth of such Person and its Subsidiaries, less the consolidated net book value of all assets of such Person and its Subsidiaries (to the extent reflected as an asset in the balance sheet of such Person or any Subsidiary at such date) which will be treated as intangibles under GAAP, including, without limitation, such items as deferred financing expenses, net leasehold improvements, good will, trademarks, trade names, service marks, copyrights, patents, licenses and unamortized debt discount and expense.

          "Termination Date" shall mean March 28, 1999 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with
          Section 2.10 hereof.

          "Thirty-Day Delinquent Mortgage Loan" shall mean a Mortgage Loan or Underlying Mortgage Loan as to which a Scheduled Payment is more than 29 days, but less than or equal to 59 days delinquent.

     "Tranche A Advances" shall mean Advances so long as, and to the extent that, they are secured by Prime Mortgage Loans, Scratch and Dent Mortgage Loans, or Participation Certificates.

     "Tranche B Advances" shall mean Advances so long as, and to the extent that, they are secured by (i) Eligible Bonds that are Investment-Grade Bonds; or
(ii) Pledged Stock to the extent the related Eligible Entity owns Underlying Eligible Bonds that are Investment Grade Bonds.

     "Tranche C Advances" shall mean Advances so long as, and to the extent that, they are secured by (i) Eligible Bonds that are Non-Investment Grade Bonds or (ii) Pledged Stock to the extent the related Eligible Entity owns Underlying Eligible Bonds that are Non-Investment Grade Bonds.

          "Transfer Documents" shall mean all documents required to re-register the Eligible Bonds, Pledged Stock or Underlying Eligible Bonds in the name of the Lender or the Bond/PC Custodian, or otherwise to effect a delivery thereof in accordance with Section 5.02(g)(i) through (iii) hereof, including without limitation, with respect to certificated securities, the original certificate.

          "Transmittal Letter" shall have the meaning assigned to such term in the Mortgage Custodial Agreement.

          "Trustee" shall mean, with respect to Eligible Bonds, Underlying Eligible Bonds and Participation Certificates, if applicable, the person under the applicable Governing Agreement responsible for administering such Eligible Bonds, Underlying Eligible Bonds or Participation Certificates.

          "Trust Receipt" shall have the meaning assigned to such term in the Mortgage Custodial Agreement.

          "Type I Document Deficient Asset" shall mean an Eligible Mortgage Loan for which the Mortgage Custodian has received a Lost Note Affidavit in lieu of the original Mortgage Note.

          "Type II Document Deficient Asset" shall mean an Eligible Mortgage Loan for which the Mortgage Custodian has failed to receive (i) any intervening assignment, or (ii) the original title policy or a copy of the same certified by the Borrower as a true, correct and complete copy thereof.

          "Type III Document Deficient Asset" shall mean a Participation Certificate for which the Bond/PC Custodian has failed to receive an original Participation Certificate but has received a Lost Instrument Affidavit in lieu thereof.

          "Uncommitted Advance" shall have the meaning assigned thereto in
          Section 2.01(b) hereof.

          "Underlying Eligible Bond" shall mean either an Investment Grade Bond or a Non-Investment Grade Bond for which (i) the Borrower or one of its Affiliates was the issuer, (ii) an Eligible Entity is the current owner and (iii) Greenwich Capital Markets, Inc. was the underwriter or placement agent.

          "Underlying Mortgage Loan" shall mean a Mortgage Loan for which the Participation Certificate evidences the Lender's ownership interest therein.

          "Underlying Mortgagor" shall mean the obligor on an Underlying Mortgage Note.

          "Underlying Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Underlying Mortgage Loan.

          "Underwriting Guidelines" shall mean Hanover Capital Mortgage Holdings, Inc.'s Credit & Risk Management Policies and Procedures Manual, attached as Exhibit E hereto, as amended from time to time in accordance with Section 7.14.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          1.2 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

         SECTION 2 Advances, Note and Prepayments.

          2.1  Advances.

          (1) Subject to fulfillment of the terms and conditions set forth in this Loan Agreement, the Lender agrees to make loans (individually, a "Committed

          Advance"; collectively, the "Committed Advances" to the Borrowers, from time to time on any Business Day, from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the Maximum Committed Amount; provided, however, that the Lender shall not be obligated to make any Committed Advance if the aggregate outstanding principal amount of Advances plus the requested Advance would exceed the Borrowing Base.

          (2) In addition to the foregoing, the Lender may from time to time in its sole discretion, on the terms and conditions set forth in this Agreement, make loans (individually, an "Uncommitted Advance" to the Borrowers, from time to time on any given Business Day from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the Maximum Uncommitted Amount; provided, however, that the Lender shall not be obligated to make any Uncommitted Advance if the aggregate outstanding principal amount of Advances plus the requested Advance would exceed the Borrowing Base. Unless otherwise agreed by the parties, in determining whether Advances outstanding secured by Eligible Assets are Committed Advances or Uncommitted Advances, such Advances shall first be deemed Committed Advances up to the Maximum Committed Amount, and then the remainder shall be deemed Uncommitted Advances.

          (3) Subject to the terms and conditions of this Loan Agreement, during the term of the Loan Agreement, the Borrowers may borrow, repay and reborrow hereunder.

          (4) In no event shall an Advance be made when any Default or Event of Default has occurred and is continuing.


                                   2.2 Notes.

                    (1) The Advances made by the Lender shall be evidenced by a single promissory note of the Borrowers substantially in the form of Exhibit A hereto (the "Note"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Credit and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

                    (2) The date, amount and interest rate of each Advance made by the Lender to either Borrower, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing hereunder or under the Note in respect of the Advances.

                          2.3 Procedure for Borrowing.

                    (1) Either Borrower may request a borrowing hereunder, on
               any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to (i) the Lender, with a copy to the Mortgage Custodian, a Mortgage Loan Tape and Mortgage Loan Schedule or
               (ii) to the Bond/PC Custodian, a Participation Certificate Tape and Participation Certificate Schedule, or a Pledged Stock Summary and/or Bond Summary, as applicable, (the "Applicable Notice Documents"), and an irrevocable written notice of borrowing and pledge substantially in the form of Exhibit D-1, Exhibit D-2, Exhibit D-3 or Exhibit D-4 attached hereto, as applicable, (each a "Notice of Borrowing and Pledge"), appropriately completed, which such Notice of Borrowing and Pledge and the related Applicable Notice Documents must be received by the Lender prior to 10:00 a.m., New York City time, at least three (3) Business Days prior to the requested Funding Date; provided that the Lender shall be under no obligation to make an Advance more than once daily. Such Notice of Borrowing and Pledge shall (i) include the Applicable Notice Documents in respect of the Eligible Assets that the Borrower proposes to pledge to the Lender and be included in the Borrowing Base in connection with such Advance, (ii) contain the amount of the requested Advance, which shall in all events be at least equal to $3,000,000 or such lesser amount as mutually agreed upon by the Lender and the related Borrower, to be made on such Funding Date (setting forth the amount of the Advance allocable to each Eligible Asset or Underlying Eligible Bond, as applicable, set forth on the attached Mortgage Loan Schedule, Participation Certificate Schedule or the Bond Summary, as applicable), (iii) specify the requested Funding Date, which shall be not earlier than the third Business Day following the date of such Notice of Borrowing and Pledge, (iv) contain (by attachment) such other information reasonably requested by the Lender from time to time and (v) the applicable agreement evidencing the Purchase Price Percentage as reflected in the Mortgage Loan Schedule, Participation Certificate Schedule or Bond Summary, as applicable.

                    (2) (i) With respect to Mortgage Loans, the related Borrower shall deliver (or cause to be delivered) and release to the Mortgage Custodian, no later than 10:00 a.m. New York City time, three (3) Business Days prior to the requested Funding Date, a complete Mortgage File pertaining to each Mortgage Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Mortgage Custodial Agreement, (ii) with respect to Participation Certificates, such Borrower shall deliver (or cause to be delivered) and release to the Lender, no later than 10:00 a.m. New York City time, three
               (3) Business Days prior to the requested Funding Date, a complete Participation Certificate File (with a copy of the Participation Certificate in lieu of the original) pertaining to each Participation Certificate to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date,
               (iii) with respect to Eligible Bonds, such Borrower shall deliver (or cause to be delivered) and release to the Lender, no later than 10:00 a.m. three days prior to the requested Funding Date, copies of all documents composing the Bond File pertaining to each Eligible Bond to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date and (iv) with respect to the Pledged Stock to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date, such Borrower shall deliver (or cause to be delivered) and release to the Lender, no later than 10:00 a.m. three days prior to the requested Funding Date, (A) copies of all documents composing the Bond File pertaining to each Underlying Eligible Bond and (B) the documents to be delivered pursuant to Section 5.02(h).

                    (3) In addition to the foregoing, the related Borrower shall deliver (or cause to be delivered) and release to the Lender no later than 10:00 a.m. New York City time, three (3) Business Days prior to the requested Funding Date, a Due Diligence Package for each Mortgage Loan and Underlying Mortgage Loan to be pledged to the Lender and included in the Borrowing Base on such requested Funding Date.

                    (4) (i) With respect to Eligible Mortgage Loans, pursuant to the Mortgage Custodial Agreement, the Mortgage Custodian shall deliver to the Lender and the related Borrower, no later than 11:00 a.m., New York City time, on a Funding Date, a Trust Receipt in respect of all Eligible Mortgage Loans pledged to the Lender on such Funding Date and an Exception Report in respect of all Eligible Mortgage Loans so pledged to the Lender, (ii) with respect to Eligible Bonds and Participation Certificates, the Borrower shall deliver to the Bond/PC Custodian, with copies to the Lender, the original Eligible Bonds and related Bond Files and the original Participation Certificates and Participation Certificate Files, (iii) with respect to Pledged Stock, the Borrower shall deliver to the Bond/PC Custodian, with copies to the Lender, the original Underlying Eligible Bonds and related Bond Files and the original Pledged Stock. The Bond/PC Custodian shall inform the Lender of its receipt of the documents referenced in clause (iii) of this subsection (d) in a form and manner acceptable to the Lender in its sole discretion. Subject to

               Section 5 hereof, such Advance will then be made available to the related Borrower by the Lender transferring, via wire transfer (pursuant to wire transfer instructions provided by the related Borrower on or prior to such Funding Date) the aggregate amount of such Advance in immediately available funds; provided, however, to the extent that any such requested borrowing shall constitute an Uncommitted Advance, the Lender may, at its sole option, elect not to make an Uncommitted Advance.

                      2.4 Repayment of Advances; Interest.

                    (1) The Borrowers hereby promise to repay in full on the
               Termination Date the then aggregate outstanding principal amount of the Advances.

                    (2) The Borrower hereby promise to pay to the Lender
               interest on the unpaid principal amount of each Advance for the period from and including the Funding Date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to LIBOR plus the Applicable Margin. Notwithstanding the foregoing, the Borrowers hereby promise to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by the Borrowers hereunder or under the Note that shall not be paid in full when due

               (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance shall be payable at the end of each Interest Period unless the related Borrower has been otherwise notified by the Lender. In the event the Lender requests payment of accrued interest on a day other than on the Payment Date immediately following the applicable Reset Date, the Borrowers shall pay such accrued interest no later than one (1) Business Day following receipt of such notice by the Lender; provided, however, that each Borrower shall not be obligated to pay accrued interest more frequently than once a month. Notwithstanding the foregoing, interest accruing at the Post-Default Rate shall be payable to the Lender on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to each Borrower.

                    (3) The Borrowers and the Lender acknowledge that the
               Proceeds of Collateral may be held in the Collection Account pursuant to the Blocked Account Agreement. The Lender agrees that if no Default shall have occurred and be continuing, including without limitation, any Default under Section 2.04 hereof, on each Payment Date, the Collection Bank shall be permitted to remit such amounts then held in such Collection Account at the direction of the Hanover Capital Holdings until notified to the contrary by the Lender.

                    2.5 Limitation on Types of Advances; Illegality. Anything
               herein to the contrary notwithstanding, if, on or prior to the determination of any LIBOR:

                    (1) the Lender determines, which determination shall be
               conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Advances as provided herein; or

                    (2) the Lender determines, which determination shall be
               conclusive, that the relevant rate of interest referred to in the definition of "LIBOR" in Section 1.01 hereof upon the basis of which the rate of interest for Advances is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Advances; or

                    (3) it becomes unlawful for the Lender to honor its
               obligation to make or maintain Advances hereunder using a LIBOR;

               then the Lender shall give the Borrowers prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional Advances, and the Borrowers shall, at their option, either prepay all such Advances as may be outstanding or pay interest on such Advances at a rate per annum equal to the Federal Funds Rate plus the Applicable Margin.

                    2.6 Determination of Borrowing Base; Mandatory Prepayments
               or Pledge.

                    (1) If at any time the aggregate outstanding principal
               amount of all Advances exceeds the Borrowing Base of Eligible Assets pledged to secure the Advances (a "Borrowing Base Deficiency"), as determined by the Lender and notified to the Borrowers on any Business Day, the Borrowers shall no later than one (1) Business Day after receipt of such notice, at the option of the Borrowers, either prepay the Advances in part or in whole or pledge additional Eligible Assets to the Lender (which shall be in all respects acceptable to the Lender), such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base.

                    (2) On the fifth day of each month (or if such day is not a
               Business Day, the next succeeding Business Day), the Lender (or the

               Borrowers if the Borrowers and the Lender shall mutually agree) shall calculate and deliver a Borrowing Base Certificate in the form attached hereto as Exhibit H, such certificate to be based on the principal balance of the Eligible Assets as of the last calendar day of the prior month or such other calendar day as applicable for the related Subservicer or Trustee and acceptable to the Lender. In the event that such Borrowing Base Certificate indicates that a Borrowing Base Deficiency exists, the Borrowers shall on the immediately following Payment Date either prepay the Advances in part or in whole or pledge additional Eligible Assets to the Lender (which shall be in all respects acceptable to the Lender), such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Advances does not exceed the Borrowing Base.

                    2.7 Optional Prepayments. The Advances are prepayable
               without premium or penalty, in whole or in part at any time. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If a Borrower intends to prepay an Advance in whole or in part from any source, the Borrower shall give two (2) Business Days' prior written notice thereof to the Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

                    2.8 Requirements of Law.

                    (1) If any Requirement of Law (other than with respect to
               any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:


                         (1) shall subject the Lender to any tax of any kind
                    whatsoever with respect to this Loan Agreement, the Note or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender in respect thereof;

                         (2) shall impose, modify or hold applicable any
                    reserve, special deposit, compulsory Advance or similar requirement against assets held by, deposits or other liabilities in or for the account of, Advances or other


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
                    extensions of credit by, or any other acquisition of funds by, any office of the Lender which is not otherwise included in the determination of the LIBOR hereunder;

                         (3) shall impose on the Lender any other condition;

               and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall (i) promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable; provided that, notwithstanding the foregoing, within 30 days following receipt of notice from the Lender that any amount or amounts are due pursuant to this Section 2.08, the Borrowers shall have the option to pay in full all Secured Obligations (including, without limitation, any additional payments required pursuant to this
               Section 2.08) and terminate this Loan Agreement.

               (2) If the Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction.

               (3) If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrowers shall be conclusive in the absence of manifest error.


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
               2.9 Purpose of Advances. Each Advance shall be used to finance the acquisition of Eligible Assets identified to the Lender in writing on each Mortgage Loan Schedule, Participation Certificate Schedule, or Pledged Stock Summary and/or Bond Summary, as applicable, as such Mortgage Loan Schedule, Participation Certificate Schedule, or Pledged Stock Summary and/or Bond Summary, may be amended from time to time.

               2.10 Extension of Termination Date. At the request of the Borrowers, which request must be made at least thirty (30) days prior to the then current Termination Date, the Lender may in its sole discretion extend the Termination Date for a period of 364 days by giving written notice of such extension to the Borrowers no later than twenty (20) days, but in no event earlier than thirty (30) days, prior to the then current Termination Date.

               2.11 Extension of Maximum Pledge Period. At the request of the Borrowers, which request must be made at least thirty (30) days prior to the expiration of the Maximum Pledge Period, the Lender may in its sole discretion extend such Maximum Pledge Period for any longer time period as determined by the Lender in its sole discretion.

               SECTION 3 Payments; Computations; Etc.; Commitment Fee.

               3.1 Payments.

               (1) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrowers under this Loan Agreement and the Note, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the
          Lender: Chase Manhattan Bank, N.A., Account # 140095961, ABA # 021000021, for the A/C of Greenwich Capital Financial Products, Inc. (Hanover), Attn: Brett Kibbe, not later than 3:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). Each Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

               (2) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

               3.2 Computations. Interest on the Advances shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

               3.3 Commitment Fee. The Borrowers agree to pay to the Lender, on the Payment Dates in April, July, October and January and on the Termination Date (each a "Commitment Fee Payment Date"), a commitment fee equal to (a) 12.5 basis points (0.125%) multiplied by (b)(i) the number of days from and including the date of the Loan Agreement or the previous Commitment Fee Payment Date up to but not including the related Commitment Fee Payment Date or the Termination Date, as applicable, divided by (ii) 360 multiplied by (c) the Maximum Committed Amount (the "Commitment Fee"), such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender commencing on April 8, 1998. The Lender may, in its sole discretion, net such Commitment Fee from the proceeds of any Advance made to a Borrower.

               3.4 Selection of Interest Period. The Borrowers' selection of the duration of Interest Period shall be irrevocable and shall be effective only if noted on the applicable Notice of Borrowing and Pledge. Prior to the termination of the Interest Period selected pursuant to this Section 3.04, the Borrowers may elect an Interest Period by delivering written notice, substantially in the form of Annex L attached hereto, to the Lender indicating the desired Interest Period, which such notice must be received no later than two (2) Business Day(s) prior to the date on which the then current Interest Period is scheduled to end. In the event no such written notice is received by the Lender, the applicable Interest Rate shall be one month.

               SECTION 4 Collateral Security.

               4.1 Collateral; Security Interest.

               (1) With respect to Eligible Mortgage Loans, the Mortgage Custodian shall, pursuant to the Mortgage Custodial Agreement: (i) hold the related Mortgage Loan Documents as exclusive bailee and agent for the Lender and (ii) deliver Trust Receipts to the Lender each to the effect that it has reviewed the related Mortgage Loan Documents in the manner and to the extent required by the Mortgage Custodial Agreement and identifying any Exceptions in such Mortgage Loan Documents as so reviewed in the Exception Reports. With respect to Eligible Bonds or Pledged Stock, the Bond/PC Custodian shall, pursuant to the Bond/PC Custodial Agreement, hold such Eligible Bonds or Pledged Stock and the related Bond Files, either directly or through the facilities of a Relevant System, as "securities intermediary" (as


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
          defined in Section 8-102(a)(14) of the UCC and 31 C.F.R. Section 357.2) and credit them to the "securities account" of the Lender. With respect to Participation Certificates, the Bond/PC Custodian shall, pursuant to the Bond/PC Custodial Agreement, hold such Participation Certificates and the related Participation Certificate Files as exclusive bailee and agent for the Lender and (ii) shall review such Participation Certificate File in the manner and to the extent required by the Bond/PC Custodial Agreement.

               (2) Each of the following items of property is hereinafter referred to as the "Collateral":

                    (1) all Mortgage Loans, Eligible Bonds, Pledged Stock, and Participation Certificates (or the Underlying Mortgage Loans related thereto) identified on a Notice of Borrowing and Pledge delivered by the related Borrower to the Lender and the Bond/PC Custodian or the Mortgage Custodian, as applicable, from time to time (the "Assets");


                    (2) all Asset Documents, including without limitation all promissory notes, and all Servicing Records, Servicing Agreements, servicing rights, all Transfer

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
                    Documents, all Governing Agreements and all original certificates evidencing Assets, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer storage media, accounting records and other books and records relating thereto;

                    (3) all mortgage guaranties and insurance relating to Assets (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to Assets and all claims and payments thereunder;

                    (4) all other insurance policies and insurance proceeds relating to any Assets;

                    (5) all purchase or Take-Out Commitments relating to or constituting any or all of the foregoing;

                    (6) all of the related Borrower's rights in the Pledged Stock of each Eligible Entity the Pledged Stock of which is an Asset, and all of the related Borrower's rights as a shareholder in such Eligible Entity the Pledged Stock of which is an Asset;

                    (7) all warrants, options and other rights to acquire stock in each Eligible Entity and all of the related Borrower's rights, if any, to participate in the management of such Eligible Entity the Pledged Stock of which is an Asset;

                    (8) all rights, privileges, authority and powers of the related Borrower as owner or holder of its equity interest in each Eligible Entity the Pledged Stock of which is an Asset, including, but not limited to, all general intangible and contract rights related thereto;

                    (9) all documents and certificates representing or evidencing the related Borrower's equity interest in each Eligible Entity the Pledged Stock of which is an Asset;

                    (10) all of the related Borrower's right as shareholder of each Eligible Entity the Pledged Stock of which is an Asset to receive dividends and redemptions on account of the Pledged Stock or to receive distributions of each such Eligible Entity's respective assets, upon complete or partial liquidation or otherwise; (1)

                    (11) all distributions, cash, Property, and instruments from time to time received, receivable or otherwise distributed in respect of, or in exchange for the related Borrower's interest in each Eligible Entity related to any Pledged Stock which is an Asset and delivered or transferred to the Lender or the related Borrower or in the case of securities deposited in any securities account controlled by the Lender or the related Borrower and not controlled by any other party;

                    (12) any other rights, title, interest, privilege, authority and power of the Borrower in or relating to each Eligible Entity related to any Pledged Stock which is an Asset, all whether now existing or hereafter arising, and whether arising at law or in equity and any and all proceeds of and distribution in any of the foregoing and all books and records of the related Borrower pertaining to the foregoing;

                    (13) all Hedging Agreements relating to such Assets;

                    (14) the Collection Account and the balance from time to time standing to the credit of the Collection Account and all rights with respect thereto;

                    (15) all purchase agreements relating to such Assets;

                    (16) all collateral, however defined, under any other agreement between the Borrowers or any of their Affiliates on the one hand and the Lender or any of its Affiliates on the other hand;

                    (17) all "accounts", "chattel paper", "general intangibles" and "securities accounts" as defined in the Uniform Commercial Code constituting any and all of the foregoing; and

                    (18) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

                  (3) Each Borrower hereby pledges to the Lender, and grants a security interest in favor of the Lender in, all of the Borrower's right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the Secured Obligations. Each Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

                  (4) Re-Registration; Rights of Lender. The Lender shall have the right to register or cause to be registered in the name of the Lender or the Bond/PC Custodian or other designee, all Eligible Bonds, Pledged Stock, Underlying Eligible Bonds or Participation Certificates pledged to the Lender hereunder and the Lender or its other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Eligible Bonds, Pledged Stock, Underlying Eligible Bonds or Participation Certificates as if it were the owner thereof, and in connection therewith, the right to deposit and deliver any and all of the Eligible Bonds, Pledged Stock, Underlying Eligible Bonds or Participation Certificates with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as the Lender may determine.

                  (5) Cash Dividends. The Lender, as "entitlement holder" (as defined in Section 8-102(a) of the UCC) with respect to the Eligible Bonds, Underlying Eligible Bonds and Pledged Stock, shall be entitled to receive all cash dividends and distributions paid in respect thereof. Any such dividends or distributions received by either Borrower shall be promptly remitted to the Collection Account.

                  (6) Stock Powers; Voting Rights. Concurrently with the delivery to the Lender of each certificate representing one or more shares of the Pledged Stock, the related Borrower shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Lender so requests, signature guaranteed. With respect to the Pledged Stock, the related Borrower shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock unless an Event of Default shall have occurred and be continuing; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Note, this Loan Agreement or the other Loan Documents. Without the prior written consent of the Lender, the related Borrower will not (i) vote to enable, or take any other action to permit, (A) the Eligible Entity to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any of the Eligible Entity, (B) the Eligible Entity to sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to any Property owned by the Eligible Entity or (C) the Eligible Entity to dividend or otherwise make any distribution to its shareholders or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of such Borrower or the Lender to sell, assign or transfer any of the Collateral.

                  4.2 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the related Borrower, such Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of such

         Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  4.3 Changes in Locations, Name, etc. Neither Borrower shall
         (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

                  4.4 Lender's Appointment as Attorney-in-Fact.

                  (1) Each Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, each Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                  (1) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such monies due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                  (2) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                  (3) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

    Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (2) Each Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (3) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                  4.5 Performance by Lender of Borrower's Obligations. If a Borrower fails to perform or comply with any of agreements contained in the Loan Documents and the Lender itself performs or complies, or otherwise causes performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by such Borrower to the Lender on demand and shall constitute Secured Obligations.

                  4.6 Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by a Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the

         Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid over to the related Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

                  4.7 Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrowers or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell (on a servicing released basis with respect to Collateral serviced by either Borrower or an Affiliate of either Borrower, at the Lender's option), lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in either Borrower, which right or equity is hereby waived or released. Each Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the related Borrower. To the extent permitted by applicable law, each Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrowers shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.04(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency. Because the Borrowers recognize that it may not be possible to purchase or sell all of the Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Collateral may not be liquid, the Borrowers agree that liquidation of the Collateral does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, the Lender may elect, in its sole discretion, the time and manner of liquidating any Collateral and nothing contained herein shall (A) obligate the Lender to liquidate any Collateral on the occurrence of an Event of Default or to liquidate all Collateral in the same manner or on the same Business Day or (B) constitute a waiver of any of the Lender's rights or remedies. With respect to any Pledged Stock, prior to the Lender taking title to any Pledged Stock or as a condition to the sale of any Pledged Stock as permitted hereunder, the Lender shall obtain (i) an opinion of counsel acceptable to the rating agencies which rated the Underlying Eligible Bonds held by the related Eligible Entity (or, if such Underlying Eligible Bonds are unrated, acceptable to the rating agencies which rated any rated Underlying Eligible Bonds issued in conjunction with such unrated Underlying Eligible Bonds) that such Eligible Entity will not be consolidated into any bankruptcy of the purchaser of such Pledged Stock (including the Lender if the Lender shall acquire the Pledged Stock hereunder) and (ii) a written covenant from such purchaser (including the Lender if the Lender shall acquire the Pledged Stock hereunder) that it agrees not to (x) file or consent to the filing of any bankruptcy, insolvency or reorganization case or proceeding with respect to the related Special Purpose Entity; institute any proceedings under any applicable insolvency law or under any laws relating to the relief from debts or the protection of debtors generally with respect to the related Special Purpose Entity; (y) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the related Special Purchase Entity or a substantial portion of the related Special Purpose Entity's Properties; or (z) make any assignment for the benefit of the related Special Purpose Entity's creditors.

                  4.8 Limitation on Duties Regarding Presentation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrowers or otherwise.

                  4.9 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  4.10 Release of Security Interest. Upon termination of this Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents, the Lender shall release its security interest in any remaining Collateral; provided that, if any payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for, a Borrower or any substantial part of its Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

                  4.11 Establishment of the Collection Account.

                  (1) The Borrowers shall establish and maintain the Collection Account at Fleet Bank Providence, Rhode Island, which shall be entitled "Greenwich Capital Financial Products, Inc." The Borrowers shall not change the name of the account without the prior written consent of the Lender. Such Collection Account shall be subject to a Blocked Account Agreement.

                  (2) The Borrower shall cause each Subservicer and Trustee to deposit all Collections in the Collection Account in accordance with the applicable Servicing Agreement or Governing Agreement.

                  SECTION 5 Conditions Precedent.

                  5.1 Initial Advance. The agreement of the Lender to make the initial Advance requested to be made by it hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Advance, of the following conditions precedent:

                  (1) Loan Agreement. The Lender shall have received this Loan Agreement, executed and delivered by a duly authorized officer of each Borrower.

                  (2) Note. The Lender shall have received the Note, conforming to the requirements hereof and executed by a duly authorized officer of each Borrower.

                  (3) Mortgage Custodial Agreement. The Lender shall have received the Mortgage Custodial Agreement, conforming to the requirements hereof and executed by a duly authorized officer of each Borrower and the Mortgage Custodian.

                  (4) Blocked Account Agreement. The Lender shall have received a Blocked Account Agreement substantially in the form of

         Exhibit F hereof executed by duly authorized officers of each Borrower and the Collection Bank.

                  (5) Establishment of Collection Account. The Borrowers shall have established the Collection Account as defined herein.

                  (6) Filings, Registrations, Recordings. Any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created hereunder, shall have been properly prepared and executed for filing (including the applicable county(ies) if the Lender determines such filings are necessary in its sole discretion), registration or recording in each office in each jurisdiction in which such filings, registrations and recordations are required to perfect such first-priority security interest.

                  (7) Corporate Proceedings. The Lender shall have received a certificate of the Secretary or Assistant Secretary of each Borrower, dated as of the date hereof, and certifying (A) that attached thereto is a true, complete and correct copy of (i) the articles of incorporation of such Borrower, (ii) the by-laws of such Borrower, and
         (iii) resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of this Loan Agreement, the Notes and the other Loan Documents to which it is a party, and the borrowings contemplated hereunder, and that such resolutions have not been amended, modified, revoked or rescinded, and (B) as to the incumbency and specimen signature of each officer executing any Loan Documents on behalf of such Borrower and authorized to execute any Notice of Borrowing, and such certificate and the resolutions attached thereto shall be in form and substance satisfactory to the Lender.

                  (8) Good Standing Certificates. The Lender shall have received copies of certificates evidencing the good standing of each Borrower, dated as of a recent date, from the Secretary of State (or other appropriate authority) of the State of Maryland or the State of New York, as the case may be, and of each other jurisdiction where the ownership, lease or operation of property, or the conduct of business, requires such Borrower to qualify as a foreign corporation, except where the failure to qualify would not have a Material Adverse Effect.

                  (9) Legal Opinions. The Lender shall have received the executed legal opinions of Piper & Marbury and Sidley & Austin, special counsel to Hanover Capital Holdings, addressing the matters set forth in items 1 through 6 in the form attached hereto as Exhibit C, dated the initial Funding Date and otherwise in form and substance acceptable to the Lender and covering such other matters incident to the transactions contemplated by this Loan Agreement as the Lender shall reasonably request.

                  (10) Fees and Expenses. The Lender shall have received all fees and expenses required to be paid by the Borrower on or prior to the initial Funding Date pursuant to Section 11.03(b) or the Lender may net such payments out of any Advance hereunder.

                  (11) Financial Statements. The Lender shall have received the financial statements referenced in Section 6.01(a).

                  (12) Underwriting Guidelines. The Lender and the Borrowers shall have agreed upon the Borrowers' current Underwriting Guidelines for Mortgage Loans and the Lender shall have received a certified copy thereof.

                  (13) Consents, Licenses, Approvals, etc. The Lender shall have received copies certified by the Borrowers of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrowers of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect.

                  (14) Insurance. The Lender shall have received evidence in form and substance satisfactory to the Lender showing compliance by the Borrowers as of such initial Funding Date with Section 7.03 hereof.

                  (15) Side Letter. The Lender shall have received the Side Letter, duly executed and delivered by Hanover Capital Holdings.

                  (16) Guaranty. The Lender shall have received a Guaranty, duly executed and delivered by Hanover Capital Mortgage Holdings, Inc.; and

                  (17) Other Documents. The Lender shall have received such other documents as the Lender or its counsel may reasonably request.

                  5.2 Initial and Subsequent Advances. The making of each Advance to a Borrower (including the initial Advance) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof:

                  (1) No Default. No Default or Event of Default shall have occurred and be continuing.

                  (2) Representations and Warranties. Each representation and warranty made by a Borrower in Section 6 hereof and elsewhere in each of the Loan Documents, shall be true and correct on and as of the date of the making of such Advance (in the case of the representations and warranties in Schedule 1, solely with respect to Eligible Assets, included in the Borrowing Base on such date) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each Borrower shall also be in compliance with all governmental licenses and authorizations and qualified to do business and in good standing in all required jurisdictions where the failure to be so qualified should reasonably be expected to have a Material Adverse Effect.

                  (3) Borrowing Base. The aggregate outstanding principal amount of the Advances shall not exceed the Borrowing Base.

                  (4) Notice of Borrowing and Pledge. The Lender shall have received a Notice of Borrowing and Pledge and the related

         Applicable Notice Documents (with any certificates attached thereto), in accordance with Section 2.03(a) hereof, appropriately completed.

                  (5) Trust Receipt; Exception Report. The Lender shall have received (i) from the Mortgage Custodian, with respect to Eligible Mortgage Loans, a Trust Receipt in respect of all Mortgage Loans to be pledged hereunder on such Business Day and a corresponding Exception Report, with Exceptions (as defined in the Mortgage Custodial Agreement) in respect of such Mortgage Loans and (ii) from the Bond/PC Custodian, with respect to Participation Certificates, Eligible Bonds and Underlying Eligible Bonds, the appropriate documentation as required pursuant to Section 5.02(f) or (g), as applicable; provided, that in all cases the documentation required pursuant to clauses (i) and (ii) above shall be acceptable to the Lender in its sole discretion.

                  (6) Delivery of Participation Certificates. With respect to each Participation Certificate being pledged to the Lender: (i) such Participation Certificate shall have been delivered to the Lender or its designee, shall be in suitable form for registration in the name of the Lender, shall conform to the requirements hereof and shall otherwise be in form and substance satisfactory to the Lender, (ii) the related Borrower shall have executed and delivered an Instruction Letter as defined herein and (iii) the

         Participation Custodian shall have acknowledged the Lender's interest in the Underlying Mortgage Loans.

                  (7) Delivery of Eligible Bonds or Underlying Eligible Bonds.

                  (1) With respect to Eligible Bonds or Underlying Eligible Bonds that shall be delivered or held in definitive, certificated form, the related Borrower shall deliver to the Bond/PC Custodian the original of the relevant certificate in form suitable for transfer, with accompanying, duly executed instruments of transfer or appropriate instruments of assignment executed in blank or in the name of the Lender or, the Bond/PC Custodian, transfer tax stamps, and any other documents or instruments necessary in the reasonable opinion of the Lender to effect and perfect a legally valid delivery of such security or other item of investment property to the Lender, the Bond/PC Custodian. Unless otherwise instructed by Lender, any delivery of a security or other item of investment property in definitive, certificated form shall be made to The Chase Manhattan Bank, 4 New

                  York Plaza, New York, New York 10004, Attention: Outsourcing Department, Jennifer John.

                  (2) With respect to Eligible Bonds or Underlying Eligible Bonds that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, the related Borrower shall cause the registration of such security or other item of investment property in the name of Lender, the Bond/PC Custodian and at the request of the Lender, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the opinion of the Lender, to effect and perfect a legally valid delivery of the relevant interest granted therein to Lender hereunder.

                  (3) With respect to Eligible Bonds or Underlying Eligible Bonds that shall be delivered through a Relevant System in book-entry form and credited to or otherwise held in an account, the related Borrower shall cause the giving of written instructions to the relevant financial institution or other entity, and shall provide a copy thereof to the Lender, sufficient if complied with to effect and perfect a legally valid delivery of the relevant interest granted therein to Lender hereunder. In connection with any account to which the Eligible Bonds or Underlying Eligible Bonds are credited or otherwise held, the related Borrower shall execute and deliver such other and further documents or instruments necessary, in the reasonable opinion of the Lender, to effect and perfect a legally valid delivery of the relevant interest granted therein to Lender hereunder. Any account to which the Eligible Bonds or Underlying Eligible Bonds are credited or otherwise shall be designated "Greenwich Capital Financial Products, Inc. Account" or such variation thereon as the Lender may direct.

                  (4) Any delivery of an Eligible Bond in accordance with clauses (i) through (iii) above, or any other method acceptable to the Lender, shall be sufficient to cause the Lender to have a perfected, first priority security interest in, and to be the "entitlement holder" (as defined in Section 8-102(a)(7) of the Uniform Commercial Code of the State of the New York (the "UCC")) with respect to the Eligible Bonds.

                  (5) No Eligible Bonds or Underlying Eligible Bonds, whether certificated or uncertificated, shall remain in the possession of, or (a) with respect to Eligible Bonds, at the Lender's discretion, in the name of, the related Borrower or any of its agents, or in any account in the name of the related Borrower or any of its agents, or (b) with respect to Underlying Eligible Bonds at the Lender's discretion following an Event of Default, in the name of, the related Borrower or any of its agents, or in any account in the name of the related Borrower or any of its agents.

                  (6) In addition to the foregoing, and as a condition to the Lender's performance on each Funding Date, the related Borrower shall (a) deliver to the Lender no later than 10:00 a.m. three (3) days prior to the requested Funding Date, copies of the documents listed below, and (b) deliver the originals (unless copies are specified) of such documents no later than 11:00 a.m. on such Funding

                  Date. The documents to be delivered as a condition to the Lender's performance include without limitation (collectively, the "Bond File"): (A) a copy of the executed Governing Agreements governing the Eligible Bonds and/or Underlying Eligible Bonds and/or any supplements thereto, and the offering documents related to the Eligible Bonds and/or Underlying Eligible Bonds, each certified by the Borrower or the Bond/PC Custodian as a true, correct and complete copy of the original, and all ancillary documents required to be delivered to the certificateholders under the Governing Agreements, (B) an officer's certificate as may be requested by Lender, (C) opinions of counsel in form and substance satisfactory to the Lender, (D) the Eligible Bonds and/or Underlying Eligible Bonds in accordance with this Section 5.02(g), (E) an Instruction Letter executed by the related Borrower, (F) for all Eligible Bonds and/or Underlying Eligible Bonds in uncertificated form, evidence that such Eligible Bonds and/or Underlying Eligible Bonds have been registered in the name of the Bond/PC Custodian or the Lender on the books of the issuer itself or its transfer agent, (G) all Transfer Documents, (H) copies of distribution statements delivered to the Bond/PC Custodian for two months prior to the month in which the related Funding Date occurs, if any, certified by the applicable Trustee as true and correct, (I) any other documents or instruments necessary in the reasonable opinion of the Lender to effect and perfect a legally valid transfer of the relevant interest granted therein to the Lender under the Loan Documents, (J) any other documents required under this Section 5.02(g). Nothing set forth herein shall be deemed a waiver of any of either Borrower's obligations hereunder.

                  (7) With respect to any Underlying Eligible Bonds delivered hereunder, the Lender shall take possession of such Underlying Eligible Bonds solely to prevent misappropriation of the Underlying Eligible Bonds and the consequent diminution in value of the Pledged Stock, and the Lender affirmatively disclaims any security interest in the Underlying Eligible Bonds.

                  (8) Delivery of Pledged Stock. With respect to the Pledged Stock that shall be delivered or held in definitive, certificated form, the related Borrower shall deliver to the Bond/PC Custodian the original of the relevant certificate in form suitable for transfer, with accompanying, duly executed instruments of transfer or appropriate instruments of assignment executed in blank or in the name of the Lender or the Bond/PC Custodian, transfer tax stamps, and any other documents or instruments necessary in the reasonable opinion of the Lender to effect and perfect a legally valid delivery of such security or other item of investment property to the Lender or the Bond/PC Custodian. Unless otherwise instructed by Lender, any delivery of a security or other item of investment property in definitive, certificated form shall be made to The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, Attention: Outsourcing Department, Jennifer John.

                  (9) Additional Matters. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Loan Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Lender, and the Lender shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

                  (10) No Material Adverse Effect. There shall not have occurred one or more events that, in the reasonable judgment of the

         Lender, constitutes or should reasonably be expected to constitute a Material Adverse Effect.

                  (11) Due Diligence Package. The Lender shall have received a Due Diligence Package with respect to each Mortgage Loan or Underlying Mortgage Loan at least three (3) Business Days prior to the related Funding Date.

                  (12) Due Diligence Review. Subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.16 hereof, the Lender shall have completed its due diligence review of the Asset Documents and Bond File, and the Due Diligence Package for each Advance and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Advances as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion.

                  (13) Servicing Agreement(s); Instruction Letters. With respect to Eligible Assets pledged to the Lender and Underlying Eligible Bonds, the Lender shall have received, no later than 10:00 a.m. three (3) days prior to the requested Funding Date, an Instruction Letter executed by the related Borrower, with the related Servicing Agreement or Governing

         Agreement attached thereto, which such Servicing Agreement or Governing Agreement shall be in form and substance acceptable to Lender. With respect to the Master Servicer or a Subservicer of a Borrower which is an Affiliate of a Borrower and which is servicing Mortgage Loans or Participation Certificates, such Subservicer or Master Servicer consents to terminate the related Servicing Agreement upon notification by the Lender of an occurrence of an Event of Default.

                  SECTION 6 Representations and Warranties. As of the Effective Date and each Funding Date, each Borrower represents and warrants to the Lender that:

                  6.1 Financial Condition.

                  (1) The unaudited consolidated balance sheet of Hanover Capital Holdings and its consolidated Subsidiaries as of December 31, 1997, reported thereon by Deloitte & Touche, a copy of which has heretofore been furnished to the Lender, is complete and correct and presents fairly the consolidated financial condition of Hanover Capital Holdings and its consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

                  (2) Such financial statement, including the related schedules and notes thereto, has been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein).

                  (3) Neither of the Borrowers nor any of their consolidated Subsidiaries had, at the date of the financial statement referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, or other financial derivative, which is not reflected in the foregoing statements or in the notes thereto.

                  6.2 No Change. Since September 31, 1997, there has been no development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect.

                  6.3 Corporate Existence; Compliance with Law. Each Borrower
         (a) is (i) in the case of Hanover Capital Holdings, a corporation duly organized, validly existing and in good standing under the laws of the

         State of Maryland and (ii) in the case of Hanover Capital Partners, a corporation duly organized, validly existing and in good standing under the laws of the State of New York, (b) has the corporate power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own and operate its property, to lease the property it operates as lessee and to carry on its business as now being or as proposed to be conducted, (c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify should be reasonably expected (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

                  6.4 Corporate Power; Authorization; Enforceable Obligations.

                  (1) Each Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Loan Agreement, the Note, and each other Loan Document, and to borrow and to grant Liens hereunder, and has taken all necessary corporate action to authorize the borrowings and the granting of Liens on the terms and conditions of this Loan Agreement, the Note, and each other Loan Document to which it is a party, and the execution, delivery and performance of this Loan Agreement, the Note, and each other Loan Document.

                  (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required or necessary in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Loan Agreement or the Note or any other Loan Document, except (i) for filings and recordings in respect of the Liens created pursuant to this Loan Agreement, and
         (ii) as previously obtained and currently in full force and effect.

                  (3) Each Loan Document has been duly and validly executed and delivered by the Borrowers and constitutes, a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                  6.5 No Legal Bar. The execution, delivery and performance of this Loan Agreement and the Note, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of either Borrower or of any of their Subsidiaries and will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                  6.6 No Material Litigation. There are no actions, suits, arbitrations, investigations or proceedings of or before any arbitrator or Governmental Authority pending or, to the knowledge of either Borrower, threatened against such Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues, other than those actions, suits, arbitrations, investigations or proceedings described on Schedule 4 hereto, none of which should reasonably be expected to have a Material Adverse Effect.

                  6.7 No Default. Neither Borrower nor any of their Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which should reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  6.8 Collateral; Collateral Security.

                  (1) No Borrower has assigned, pledged, or otherwise conveyed or encumbered any of the Collateral to any Person other than the Lender, and immediately prior to the pledge of such Collateral, the applicable Borrower was the sole owner of the Collateral and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens that have been released or are to be released simultaneously with the Liens granted in favor of the Lender hereunder. No Eligible Asset was acquired by the applicable Borrower from an Affiliate of such Borrower.

                  (2) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the related Borrower in, to and under the Collateral.

                  (3) Upon (i) receipt by the Mortgage Custodian of each Mortgage Note, (ii) the delivery to the Bond/PC Custodian of (a) the Eligible Bonds in accordance with Section 5.02 hereof together with the Transfer Documents and (b) the Pledged Stock, (iii) receipt by the Bond/PC Custodian of the Participation Certificates and (iv) the filing (to the extent such interest can be perfected by filing under the Uniform Commercial Code) of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as a "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 2 attached hereto, in both instances, the security interests granted hereunder in the Collateral will constitute fully perfected first-priority security interests under the Uniform Commercial Code in all right, title and interest of the related Borrower in, to and under such Collateral, and without limitation on the foregoing, the Lender, as entitlement holder, shall have a "security entitlement" to the Eligible Bonds.

                  6.9 Chief Executive Office. Each Borrower's chief executive office on the Effective Date is located at 90 West Street, Suite 1508, New York, New York 10006.

                  6.10 Location of Books and Records. The location where each Borrower keeps its books and records, including all computer tapes and records relating to the Collateral is its chief operating office, which, on the effective date, is located at 100 Metroplex Drive, Suite 301, Edison, New Jersey 08817.

                  6.11 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of either Borrower or any of its Subsidiaries has a Material Adverse Effect.

                  6.12 Taxes. Each Borrower and its Subsidiaries have filed all Federal and state income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes or assessments, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves in conformity with GAAP have been provided. No tax Lien has been filed, and, to the knowledge of the Borrowers, no claim is being asserted, with respect to any such tax or assessment.



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                  6.13 Margin Regulations. No part of the proceeds of any
         Advances will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under, or for any other purpose which violates or would be inconsistent with the provisions of, Regulation G, T, U or X.

                  6.14 Investment Company Act; Other Regulations. Neither Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower is subject to regulation under any Federal or state statute or regulation which limits its ability to incur Indebtedness.

                  6.15 Subsidiaries. All of the Subsidiaries of the Borrowers at the date hereof are listed on Schedule 3 to this Loan Agreement.

                  6.16 Acquisition of Mortgage Loans. The Mortgage Loans were acquired by the related Borrower, and the origination and collection practices used by the originator of the Mortgage Loans have been, in all respects legal, proper, prudent and customary in the residential mortgage loan servicing business, and in accordance with the Underwriting Guidelines. All such Mortgage Loans are in conformity with the Underwriting Guidelines.



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
                  6.17 No Adverse Selection. The Borrowers have used no selection procedures that identified the Eligible Assets as being less desirable or valuable than other comparable Eligible Assets owned by the Borrowers.

                  6.18 Borrowers Solvent; Fraudulent Conveyance. As of the date hereof and immediately after giving effect to each Advance, the fair value of the assets of each Borrower is greater than the fair value of the liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of such Borrower in accordance with GAAP) of such Borrower and each Borrower is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Neither Borrower intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither Borrower is contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Borrower or any of its assets. Neither Borrower is transferring any Eligible Assets with any intent to hinder, delay or defraud any of its creditors.



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                  6.19 ERISA. Each Plan to which either Borrower or its
         Subsidiaries make direct contributions, and, to the knowledge of the Borrowers, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or state law.

                  6.20 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrowers to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein not misleading. All written information furnished after the date hereof by or on behalf of the Borrowers to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, correct and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Borrowers that, after due inquiry, should reasonably be expected


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
         to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

                  6.21 True Sales. Any Eligible Asset acquired by an Affiliate of either Borrower has been conveyed to the related Borrower pursuant to a legal sale, and if so requested by the Lender, is covered by an opinion of counsel to that effect in form and substance acceptable to the Lender.

                  6.22 Participation Certificates. The Borrowers represent and warrant to the Lender with respect to each Participation Certificate that the representations and warranties set forth on Schedule 1, Part III hereof are true and correct and that (a) such Participation Certificate is owned by the related Borrower free from all Liens, (b) such Participation Certificate shall have been delivered to the Lender or its designee in a form suitable for registration in the name of the Lender, (c) such Participation Certificate represents an Ownership Percentage in the Underlying Mortgage Loans referenced therein, (d) the Eligible Assets referenced in such Participation Certificate are being held by a Participation Custodian for the benefit of the holder of such Participation Certificate, and (e) the Participation

         Custodian is not an Affiliate of either Borrower under the Governing Agreement for the related Participation Certificate.

                  6.23 Year 2000 Compliance. The Borrower has made a full and complete assessment of all issues which may be related to the occurrence of the year 2000, including all issues related to its computer program and software and the computer program and software of the Subservicer (the "Year 2000 Issues"), and both the Borrower and the Subservicer have realistic and achievable programs for remediating the Year 2000 Issues on a timely basis (the "Year 2000 Program"). Based on such assessment and on the Year 2000 Program, the Borrower does not reasonably anticipate that Year 2000 Issues will have a material adverse affect on the Borrower's or the Subservicer's operations or financial condition.

                  SECTION 7 Covenants of the Borrower. Each of the Borrowers covenants and agrees with the Lender that, so long as any Advance is outstanding and until the later to occur of the payment in full of all Secured Obligations and the termination of this Loan Agreement:

                  7.1 Financial Statements. Hanover Capital Holdings shall deliver to the Lender:

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                  (1) if available, as soon as available and in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of Hanover Capital Holdings, the consolidated and consolidating balance sheets of Hanover Capital Holdings and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statements of income and of cash flows for Hanover Capital Holdings and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of Hanover Capital Holdings, which certificate shall state that said consolidated financial statements fairly present the consolidated and consolidating financial condition and results of operations of Hanover Capital Holdings and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (2) as soon as available and in any event within ninety (90) days after the end of each fiscal year of Hanover Capital Holdings, the audited consolidated and consolidating balance sheets of Hanover Capital Holdings and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for Hanover Capital Holdings and its consolidated

         Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated and consolidating financial statements fairly present the consolidated and consolidating financial condition and results of operations of Hanover Capital Holdings and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP; and

                  (3) from time to time such other information regarding the financial condition, operations, or business of the Borrowers and their Subsidiaries as the Lender may reasonably request.

                  7.2 Existence, Etc. Each Borrower and its Subsidiaries will:

                  (1) preserve and maintain its legal existence;

                  (2) preserve and maintain all of its material rights, privileges, licenses and franchises;

                  (3) comply with the requirements of all applicable Requirements of Law (including, without limitation, the Truth in Lending Act, the Real Estate Settlement Procedures Act and all environmental laws) if failure to comply with such requirements should reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect; and

                  (4) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied.

                  7.3 Maintenance of Property; Insurance. Each Borrower shall keep all property useful and necessary in its business in good working order and condition. Each Borrower shall maintain errors and omissions insurance and/or mortgage impairment insurance and blanket bond coverage in such amounts as are in effect on the Effective Date (as disclosed to Lender in writing) and shall not reduce such coverage without the written consent of the Lender, and shall also maintain such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

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                  7.4 Notices.

                  (1) Each Borrower shall give notice to the Lender promptly:

                  (1) upon such Borrower becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or Event of Default or any Event of Default or Default under any other material agreement of such Borrower;

                  (2) upon, and in any event within three (3) Business Days after, service of process on such Borrower or any of its Subsidiaries, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting such Borrower, or any of its Subsidiaries (a) that questions or challenges the validity or enforceability of any of the Loan Documents or (b) in which the amount in controversy exceeds $300,000;

                  (3) upon such Borrower becoming aware of any default related to any Collateral, any Material Adverse


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                  Effect and any event or change in circumstances which should reasonably be expected to have a Material Adverse Effect;

                  (4) upon such Borrower becoming aware that the Mortgaged Property in respect of any Mortgage Loan has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Collateral Value of such Mortgage Loan;

                  (5) upon entry of a judgment or decree in an amount in excess of $200,000.

    Each notice pursuant to this Section 7.04(a) (other than 7.04(a)(v)) shall be accompanied by a statement of a Responsible Officer of the related Borrower setting forth details of the occurrence referred to therein and stating what action the related Borrower has taken or proposes to take with respect thereto.

                  7.5 Other Information. Each Borrower shall furnish to the Lender, as soon as available, copies of any and all proxy statements, financial statements and reports which such Borrower sends to its stockholders,


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
         and copies of all regular, periodic and special reports, and all registration statements filed with the Securities and Exchange Commission, any Governmental Authority which supervises the issuance of securities by such Borrower.

                  7.6 Further Identification of Collateral. Each Borrower will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender or any Lender may reasonably request, all in reasonable detail.

                  7.7 Eligible Asset Determined to be Defective. Upon discovery by the Borrower or the Lender of any breach of any representation or warranty listed on Schedule 1 hereto applicable to any Eligible Asset, the party discovering such breach shall promptly give notice of such discovery to the other.

                  7.8 Monthly Reporting. The Borrowers shall deliver or cause to be delivered to the Lender, no later than five (5) days after the last day of each calendar month, the following documents, as applicable: (a) with respect to Eligible Mortgage Loans, a monthly servicing report and a Mortgage Loan Schedule and a Mortgage Loan Tape in a computer-readable format reasonably acceptable to the Lender which shall list and set forth such information as the Lender may reasonably request, including, without limitation, (i) the outstanding principal balance and delinquency status of each such Mortgage Loan as of the last day of the prior calendar month (reported as current, 30-59, 60-89, 90+, etc., in each case as of a date specified therein), (ii) any Mortgagor that is in bankruptcy, and (iii) a servicer exception report as defined in the Underwriting Guidelines, (b) with respect to Eligible Bonds and Underlying Eligible Bonds, a Bond Summary which shall list and set forth such information as the Lender may reasonably request, and (c) with respect to Participation Certificates, a Participation Certificate Schedule and Participation Certificate Tape in a computer-readable format reasonably acceptable to the Lender which shall list and set forth such information as the Lender may reasonably request, and (d) with respect to all Eligible Assets, (i) a Remittance Report in the form attached hereto as Exhibit I together with a statement of reconciliation with respect to the Collection Account, (ii) if the Borrowers and the Lender shall mutually agree (in accordance with Section 2.06 (b) hereof), a Borrowing Base Certificate in the form attached hereto as Exhibit H, and (iii) any other information as the Lender shall reasonably request. Each monthly servicing report described above shall separately identify each pool of Eligible Assets pledged to the Lender to secure the related Advance.

                  7.9 Financial Condition Covenants.



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
                  (1) Maintenance of Tangible Net Worth. Hanover Capital Holdings shall at all times maintain Tangible Net Worth of not less than $65,000,000.

                  (2) Maintenance of Ratio of Indebtedness to Tangible Net Worth. With respect to Hanover Capital Holdings or its Subsidiaries, the ratio of Indebtedness to Tangible Net Worth shall not at any time be greater than 10:1.

                  (3) Maintenance of Liquidity. Hanover Capital Holdings shall ensure that, as of the end of each calendar month, it has Cash Equivalents in an amount of not less than $2,500,000.

                  7.10 Borrowing Base Deficiency. If at any time there exists a Borrowing Base Deficiency the Borrowers shall cure same in accordance with Section 2.06 hereof.

                  7.11 Prohibition of Fundamental Changes. Neither Borrower nor any of its Subsidiaries shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or


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
         suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets, without the prior written consent of the Lender.

                  7.12 Limitation on Liens on Collateral. Each Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement, and each Borrower will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all persons whomsoever.

                  7.13 Limitation on Transactions with Affiliates. Neither Borrower nor any of its Subsidiaries shall enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) not otherwise prohibited under this Loan Agreement, (b) in the ordinary course of such Borrower's business and
         (c) upon fair and reasonable terms no less favorable to such Borrower, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.



                                     -116-
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                  7.14 Underwriting Guidelines. Without prior written consent of the Lender, the Borrowers shall not amend or otherwise modify the Underwriting Guidelines.

                  7.15 Limitations on Modifications, Waivers and Extensions of Eligible Assets. The Borrowers will not, nor will they permit or allow others to, amend, modify, terminate or waive any provision of any Eligible Asset to which either Borrower is a party in any manner which should reasonably be expected to materially and adversely affect the value of such Eligible Asset as Collateral.

                  7.16 Servicing. The Borrowers shall not permit any Person other than the Master Servicer to service Eligible Assets without the prior written consent of the Lender.

                  7.17 Limitation on Distributions. After the occurrence and during the continuation of any Event of Default, the Borrowers shall not make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or partnership interest of either Borrower, whether now or hereafter outstanding, or make any other distribution in respect


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
         thereof, either directly or indirectly, whether in cash or property or in obligations of either Borrower.

                  7.18 Use of Proceeds. The Borrowers will use the proceeds of the Advances solely to acquire, fund, manage and service the Eligible Assets.

                  7.19 Restricted Payments. The Borrowers shall not make any Restricted Payments.

                  7.20 Reports. With respect to Eligible Bonds, Underlying Eligible Bonds or Participation Certificates, the Borrowers shall promptly deliver to the Lender (i) any report received by or required to be delivered (a) by any Person pursuant to the Governing Agreements at the same time as required thereunder, or (b) to any holder of any securities issued pursuant to the Governing Agreements; (ii) any notice of transfer of servicing; and (iii) any other such document or information as the Lender may reasonably request from time to time.

                  7.21 Inspection. The Borrowers shall permit the Lender, during normal business hours and upon reasonable prior notice but in any event within two (2) Business Days, to inspect their books and records

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         relating to the Collateral and other matters relating to the transactions contemplated hereby; provided, however, that in the event a Default shall have occurred the Lender shall not be required to give any prior notice.

                  7.22 Further Proceeds. If either Borrower shall become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Eligible Bonds or Pledged Stock, or otherwise in respect thereof, such Borrower shall accept the same as the Lender's agent, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly endorsed by such Borrower to the Lender, if required, together with an undated bond power covering such certificate duly executed in blank and with, if the Lender so requests, signature guaranteed, to be held by the Lender hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Eligible Bonds or Pledged Stock shall be received by a Borrower, such Borrower shall, until such money or property is paid or delivered to the Lender as required hereunder, hold such money or property in trust for the Lender, segregated from other Advances of such Borrower, as additional collateral security for the Secured Obligations.

                  7.23 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of

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         the Borrowers, the Borrowers will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (including any certificated security or promissory note) or chattel paper (in each case as defined in the UCC), such instrument or chattel paper shall be immediately delivered to the Mortgage Custodian or the Bond/PC Custodian, as applicable, on behalf of Lender, duly endorsed in a manner satisfactory to Lender, to be held as Collateral pursuant to this Loan Agreement. Prior to such delivery, the Borrowers shall hold all such instruments or chattel paper in trust of the Lender, and shall not commingle any of the foregoing with any assets of the Borrowers.

                  7.24 Taxes. Each Borrower shall pay, and hold the Lender harmless from, any and all liabilities with respect to, or resulting from and delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with except to any of the Collateral or in connection with any of the transactions contemplated by this Loan Agreement.

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                  7.25 Lost Note Affidavits; Lost Instrument Affidavits . Each
         Lost Note Affidavit or Lost Instrument Affidavit, as applicable, delivered to the Lender hereunder shall (i) attach a copy of the original Mortgage Note or, if available, a copy of the original Participation Certificate, as applicable, certified by applicable Borrower as a true, correct, and complete copy thereof, (ii) indemnify the Lender, and (iii) remain effective for all the Borrowers' and Lenders' successors and assigns.

                  7.26 Underlying Eligible Bonds . Each Borrower covenants and agrees that: (i) it will not sell, transfer or otherwise dispose, or permit any Eligible Entity to sell, assign or transfer or otherwise dispose of any Underlying Eligible Bonds, without the written consent of the Lender and (ii) it will not create or suffer to exist, or permit any Eligible Entity to create or suffer to exist, any Lien upon the Underlying Eligible Bonds, or pledge, option or otherwise encumber, or permit any Eligible Entity to pledge, option or otherwise encumber the Underlying Eligible Bonds, whether now owned or hereafter acquired.

                  7.27 Year 2000 Compliance. The Borrower shall take and shall cause each of its Affiliates and any Subservicer to take all such actions as are reasonably necessary to successfully implement the Year 2000 Program and to assure that the Year 2000 Issues will not have a material adverse effect on the Borrower's or any Subservicer's operations or financial condition. At the request of the Lender, the Borrower will provide a description of the Year 2000 Program, together with any updates or progress reports with respect thereto. The Borrower shall provide the Lender with immediate notice in writing in the event that the Borrower has reason to believe that the occurrence of the year 2000 will adversely affect the Borrower's or any Subservicer's business or any Advances executed in connection herewith.

                  SECTION 8 Events of Default. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

                  (1) Borrower Default in the Payment of any Advance. Either Borrower shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory payment); or

                  (2) Borrower Default in the Payment of Other Amount. Either Borrower shall default in the payment of any other amount payable by it hereunder or under any other Loan Document, and such default shall have continued unremedied for three (3) Business Days; or

                  (3) Failure of Representation or Warranty. Any representation, warranty or certification made or deemed made by either Borrower herein (other than those in Schedule 1 hereto) or by either Borrower in any other Loan Document or any certificate furnished to the Lender pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

                  (4) Default of Covenant. Either Borrower shall:

                  (1) fail to comply with the requirements of Section 7 hereof (other than Sections 7.01 (to the extent applicable to such Borrower), 7.02(b), 7.02(d), 7.03, or 7.08),

                  (2) fail to comply with the requirements of Sections 7.01(to the extent applicable to such Borrower), 7.02(b), 7.02(d), 7.03, or 7.08 and such default shall continue unremedied for a period of five (5) Business Days, or

                  (3) fail to observe or perform any other covenant, condition or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven (7) Business Days; or

                  (5) Cross Default. Either Borrower or any of its Subsidiaries shall:

                  (1) default in any payment of principal of or interest on any Indebtedness (other than the Advances) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created, if the aggregate amount of the Indebtedness and/or Guarantee Obligations in respect of which such default or defaults shall have occurred is $250,000 or more; or

                  (2) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Advances) or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, in each case beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or

                  (3) permit any other event to occur or condition exist; or

                  (4) default with respect to any other agreement between such Borrower, on the one hand, and Lender or any of its Affiliates on the other hand, which has not been waived by the Lender,

the effect of which default or other event or condition is to cause, or give the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) the immediate right to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; or

         (6) Unsatisfied Judgment. One or more judgments or decrees shall be entered against either Borrower or against either Borrower in the aggregate or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

         (7) Inability to Pay Debts. Either Borrower shall admit in writing its inability to pay its debts as such debts become due; or

         (8) Voluntary Bankruptcy Event. Either Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts,
(v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

         (9) Involuntary Bankruptcy Event. A proceeding or case shall be commenced, without the application or consent of the related Borrower or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the related Borrower or any such Subsidiary or of all or any substantial part of its property, or (iii) similar relief in respect of the related Borrower or any such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the related Borrower or any such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

         (10) Termination of Loan Documents. The Mortgage Custodial Agreement, the Bond/PC Custodial Agreement, or any other Loan Document, shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any party thereto; or

         (11) ERISA Default. (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of a Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) either Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Lenders is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (12) Material Adverse Effect. Any other event shall occur which, in the sole good faith discretion of the Lender, may have a Material Adverse Effect; or

         (13) Change of Control. Any Change of Control of either Borrower shall have occurred; or

         (14) Pre-Existing Condition. The discovery by the Lender during its continuing due diligence of the Borrowers of a condition or event and which the Lender, in its sole reasonable discretion, determines materially and adversely affects: (i) the condition (financial or otherwise) of either Borrower, its Subsidiaries or Affiliates; or (ii) the ability of the Borrower or the Lender to fulfill their respective obligations under this Agreement; or

         (15) Other Liens. Either Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on the Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender; or

         (16) Failure to Answer. The Lender shall reasonably request, specifying the reasons for such request, information, and/or written responses to such requests, regarding the financial well-being of either Borrower and such information and/or responses shall not have been provided within three Business Days of such request.

         SECTION 9 Remedies Upon Default.

         (1) Upon the occurrence of one or more Events of Default other than those referred to in Sections 8(h) or (i), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender may immediately declare the principal amount of the Advances then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(h) or (i), and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers and the Lender may thereupon exercise any remedies available to it at law and pursuant to the Loan Agreement.

         (2) Upon the occurrence of one or more Events of Default, and in addition to the remedies provided in Section 4.07 hereof and otherwise provided in this Loan Agreement, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrowers relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Borrowers or any third party acting for a Borrower and the Borrowers shall deliver to the Lender such assignments as the Lender shall request. The Borrowers shall be responsible for paying any fees of any Subservicer resulting from the termination of a Subservicer which is an Affiliate of a Borrower due to an Event of Default. The Lender shall be entitled to specific performance of all agreements of the Borrowers contained in this Loan Agreement.

         SECTION 10 No Duty of Lender. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrowers for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

         SECTION 11 Miscellaneous.

         11.1 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan

Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         11.2 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the Mortgage Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         11.3 Indemnification and Expenses.

         (1) The Borrowers agrees to hold the Lender and each of its officers, directors, agents and employees (each, an "Indemnified Party") harmless from and indemnify each Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party in any suit, action, claim or proceeding relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, except, in each case, to the extent arising from such Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Eligible Asset for any sum owing thereunder, or to enforce any provisions of any such Eligible Asset, the Borrowers will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by a Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from a Borrower. The Borrowers also agree to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel (including all fees and disbursements incurred in any action or proceeding between a Borrower and an Indemnified Party or between an Indemnified Party and any third party relating hereto). The Borrowers hereby acknowledges that, notwithstanding the fact that the Note is secured by the Collateral, the obligations of the Borrowers under the Note are recourse obligations of the Borrowers.

         (2) The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including without limitation (i) all the reasonable fees, disbursements and expenses of counsel to the Lender not to exceed $30,000 (provided that such cap shall not include amendments to the initial Master Loan and Security Agreement dated as of March 30, 1998 between the Lender and Hanover Capital Holdings or any amended and restated version of such agreement) which amounts shall be paid promptly by the Borrowers or may be netted out of any Advances made by Lender, and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement as set forth in Section 11.16 hereof.

         11.4 Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrowers and the Lender and any provision of this Loan Agreement may be waived by the Lender.

         11.5 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         11.6 Survival. The obligations of the Borrowers under Section 11.03 hereof shall survive the repayment of the Advances and the termination of this Loan Agreement. In addition, each representation and warranty made or deemed to be made by a request for a borrowing herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

         11.7 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

         11.8 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

         11.9 GOVERNING LAW; ETC. THIS LOAN AGREEMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS

LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

         11.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (1) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (2) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (3) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

                  (4) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         11.12 Acknowledgments. Each Borrower hereby acknowledges that:

         (1) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the other Loan Documents;

         (2) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

         (3) no joint venture exists between the Lender and the Borrower.

         11.13 Hypothecation and Pledge of Collateral. The Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement or in Section 9-207(2)(e) of the UCC shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral, provided that, the Lender shall return the Collateral in accordance with this Agreement if the Borrowers comply with the terms of this Agreement. Nothing contained in this Loan Agreement shall obligate the Lender to segregate, or cause the Mortgage Custodian or the Bond/PC Custodian to segregate, any Collateral delivered to the Lender, the Bond/PC Custodian, or the Mortgage Custodian by the Borrowers.

         11.14 Assignments; Participations.

         (1) The Borrowers may assign any of its rights or obligations hereunder or under the Note with the prior written consent of the Lender. The Lender may assign or transfer to any bank or other financial institution that makes or invests in loans or any Affiliate of the Lender all or any of its rights or obligations under this Loan Agreement and the other Loan Documents.

         (2) The Lender may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating interests in any Advance, the Note, its commitment to make Advances, or any other interest of the Lender hereunder and under the other Loan Documents. In the event of any such sale by the Lender of participating interests to a Participant, the Lender's obligations under this Loan Agreement to the Borrowers shall remain unchanged, the Lender shall remain solely responsible for the performance thereof, the Lender shall remain the holder of the Note for all purposes under this Loan Agreement and the other Loan Documents, and the Borrowers and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Loan Agreement and the other Loan Documents. The Borrowers agree that if amounts outstanding under this Loan Agreement and the Note are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan Agreement and the Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Loan Agreement or the Note; provided, that such Participant shall only be entitled to such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the

Lender the proceeds thereof. The Lender also agrees that each Participant shall be entitled to the benefits of Sections 2.08 and 11.03 with respect to its participation in the Advances outstanding from time to time; provided, that the Lender and all Participants shall be entitled to receive no greater amount in the aggregate pursuant to such Sections than the Lender would have been entitled to receive had no such transfer occurred.

         (3) The Lender may furnish any information concerning the Borrowers or any of their Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

         (4) Each Borrower agrees to cooperate with the Lender in connection with any such assignment and/or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment and/or participation.

         11.15 Servicing. With respect to Eligible Assets which are Mortgage
Loans:

         (1) Each Borrower covenants to maintain or cause the servicing of the Mortgage Loans to be maintained in conformity with accepted customary and prudent servicing practices in the industry for the same type of mortgage loans as the Mortgage Loans and in a manner at least equal in quality to the servicing the Borrowers or the Borrowers' designee provides for Mortgage

Loans which they own ("Accepted Servicing Practices"). In the event that the preceding language is interpreted as constituting one or more servicing contracts, each such servicing contract shall terminate automatically upon the earlier of (i) an Event of Default, or (ii) the Termination Date.

         (2) If the Mortgage Loans are serviced by either Borrower, such Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Loans (the "Servicing Records"), and (ii) such Borrower grants the Lender a security interest in all of such Borrower's rights relating to the Mortgage Loans and all Servicing Records to secure the obligation of such Borrower or its designee to service in conformity with this Section and any other obligation of such Borrower to the Lender. The Borrowers covenant to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Mortgage Custodian) at the Lender's request.

         (3) If the Mortgage Loans or Underlying Mortgage Loans are serviced by a third party servicer, (such third party servicer, the "Subservicer"), the Borrowers shall provide a copy of the servicing agreement to the Lender at least three (3) Business Days prior to the applicable Funding Date, which shall be in form and substance acceptable to the Lender (the "Servicing Agreement").

         (4) Each Borrower shall provide to the Lender a letter from such Borrower or any Subservicer which is an Affiliate of such Borrower (which may be part of the Instruction Letter), as the case may be, to the effect that upon the occurrence of an Event of Default, the Lender may terminate any Servicing Agreement and transfer servicing to its designee, at no cost or expense to the Lender, it being agreed that the Borrowers will pay any and all fees required to terminate the Servicing Agreement and to effectuate the transfer of servicing to the designee of the Lender.

         (5) After the Funding Date, until the pledge of any Mortgage Loan is relinquished by the Mortgage Custodian, the Borrowers will have no right to modify or alter the terms of such Mortgage Loan except with the prior written consent of the Lender, and the Borrowers will have no obligation or right to repossess such Mortgage Loan or substitute another Mortgage Loan, except as provided in the Mortgage Custodial Agreement; provided, that the Borrowers may enter into forbearance agreements or plans with Mortgagors consistent with its collection activities as servicer of the Mortgage Loans and in conformity with Accepted Servicing Practices.

         (6) The Borrowers shall permit the Lender to inspect the servicing facilities of the Borrowers, their Affiliates, or any Subservicer which is its Affiliate of a Borrower as the case may be, for the purpose of satisfying the Lender that the Borrowers, an Affiliate, or such Subservicer, as the case may be, has the ability to service the Mortgage Loans as provided in this

Loan Agreement. With respect to any Subservicer which is not an Affiliate, the Borrowers shall use their best efforts to enable the Lender to inspect the servicing facilities of such Subservicer.

         11.16 Periodic Due Diligence Review. Each Borrower acknowledges that the Lender has the right to perform continuing due diligence reviews with respect to the Eligible Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Borrower agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to such Borrower (which prior notice shall not be required after the occurrence and during the continuation of a Default), the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Asset Files and any and all documents, records, agreements, instruments or information relating to such Eligible Assets in the possession or under the control of such Borrower, the Master Servicer, any Subservicer, and/or the Mortgage Custodian. Each Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Asset Files and the Eligible Assets. Without limiting the generality of the foregoing, each Borrower acknowledges that the Lender may make Advances to the Borrower based solely upon the information provided by such Borrower to the Lender and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Eligible Assets securing such Advance, including without limitation ordering new credit reports and, with respect to Eligible Assets which are Mortgage Loans, new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Eligible Assets itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Eligible Assets in the possession, or under the control, of such Borrower, the Master Servicer, any Subservicer. In addition, the Lender has the right to perform continuing Due Diligence Reviews of the Borrowers, the Master Servicer, any Subservicer, and their Affiliates, directors, officers, employees and significant shareholders. The Borrowers and Lender further agree that all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.16 shall be paid for by the Borrowers.

         11.17 Set-Off. In addition to any rights and remedies of the Lender provided by this Loan Agreement and by law, the Lender shall have the right, without prior notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of either Borrower. The Lender agrees promptly to notify the related Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

         11.18 Joint and Several Liability. The Borrowers hereby acknowledge and agree that they will be jointly and severally liable to the Lender for all representations, warranties, covenants, obligations and liabilities of the Borrowers hereunder.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                    BORROWER

                                    HANOVER CAPITAL MORTGAGE
                                    HOLDINGS, INC.



                                    By:
                                       ----------------------------------
                                       Title:




                                    Address for Notices:


                                    -------------------------------------

                                    -------------------------------------

                                    -------------------------------------
                                    Attention:
                                              ---------------------------
                                    Telecopier No.:
                                                   ----------------------
                                    Telephone No.:
                                                  -----------------------

                                    BORROWER

                                    HANOVER CAPITAL PARTNERS, LTD.



                                    By:
                                       ----------------------------------
                                        Title:




                                    Address for Notices:

                                    -------------------------------------

                                    -------------------------------------

                                    -------------------------------------
                                    Attention:
                                              ---------------------------
                                    Telecopier No.:
                                                   ----------------------
                                    Telephone No.:
                                                  -----------------------



                                    LENDER


                                    GREENWICH CAPITAL FINANCIAL
                                    PRODUCTS, INC.



                                    By:
                                       ----------------------------------
                                       Title:  Vice President

                                    Address for Notices:


                                    600 Steamboat Road
                                    Greenwich, Connecticut  06830
                                    Attention:   Dawn Papaccio
                                    Telecopier No.:  (203) 629-4640
                                    Telephone No.:  (203) 625-2928


                                    With a copy to:


                                    Attention:  General Counsel
                                    Telecopier No.: (203) 629-5718
                                    Telephone No.: (203) 625-2700

                                                                   Exhibit 10.31

                                                                      SCHEDULE 1

REPRESENTATIONS AND WARRANTIES RE: ELIGIBLE ASSETS

        Part I. Eligible Mortgage Loans and Underlying Mortgage Loans



                  As to each Mortgage Loan included in the Borrowing Base on a
                 Funding Date (and the related Mortgaged Property) and the Underlying Mortgage Loan represented by each Participation Certificate included in the Borrowing Base on a Funding Date, the Borrowers shall be deemed to make the following representations and warranties to the Lender on and as of such Funding Date and at all times thereafter while such Mortgage Loan or Underlying Mortgage Loan is included in the Borrowing Base (with respect to any representations and warranties made to the best of the Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of the Borrowers, then, notwithstanding that such representation and warranty is made to the best of the Borrowers' knowledge, such Mortgage Loan shall be assigned a Collateral Value in accordance with the definition thereof in the Loan Agreement). For purposes of this Part I of Schedule 1 only, all references to Mortgage Loan, Mortgage Note, Mortgagor, Mortgaged Property, or other similar terms shall be deemed to include the Underlying Mortgage Loan, Underlying Mortgage

                 Note, Underlying Mortgagor, the property securing the Underlying Mortgage Loan, or other related terms.


                  (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule accompanying the related Notice of Borrowing and Pledge is true and correct;


                  (b) Payments Current. On the applicable Funding Date, and all other times:




                        (i) such Mortgage Loan is not thirty (30) days or more
                  past due in respect of the first Scheduled Payment;

                        (ii) other than Delinquent Mortgage Loans subject to
                  subsections (i) and (ii) of the definition of Collateral Value herein, such Mortgage Loan is not thirty (30) days or more past due in respect of any Scheduled Payment;

                        (iii) no Delinquent Mortgage Loan is ninety (90) days or
                  more past due in respect of any Scheduled Payment.


                  (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Borrower has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage
                 Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is more recent, to the day which precedes by one month the Due Date of the first installment of principal and interest;


                  (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Lender and which has been delivered to the Mortgage Custodian. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Asset File delivered to the Mortgage Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

                  (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto; and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                  (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by an insurer who meets Fannie Mae and/or Freddie Mac guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the Underwriting Guidelines. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance was required by federal regulation and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect. All individual insurance policies contain a standard mortgagee clause naming the loan originator or the Borrower and its respective successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Lender upon the consummation of the transactions contemplated by this Loan Agreement. The Borrower has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by an attorney, firm or other person or entity and no such unlawful items have been received, retained or realized by the related Borrower;


                  (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects, the consummation by the related Borrower of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Borrowers shall maintain in its possession, available for the Lender's inspection, to the extent required by law, and shall deliver to the Lender upon demand, evidence of compliance with all such requirements;


                  (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Borrowers have not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor have the Borrowers waived any default resulting from any acting or inaction by the Mortgagor;


                  (i) Location and Type of Mortgaged Property. The Mortgaged
                 Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

                  (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable, and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to: (i) the lien of current real property taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or to otherwise considered in the appraisal (if any) made for the originator of the Mortgage Loan or (B) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the related Borrower has full right to sell and assign the same to the Lender. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;


                  (k) Validity of Mortgage Documents. The Mortgage Note, the
                 Mortgage and any other agreement executed and delivered by a Mortgagor in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage, and any other such related agreement have been duly and properly executed by such parties. The Borrower has reviewed all of the documents constituting the Asset File and have made such inquiries as they deem necessary to make and confirm the accuracy of the representations set forth herein;


                  (l) Full Disbursement of Proceeds. The proceeds of the
                 Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder (except in the case of a Mortgage Loan a portion of the proceeds of which has been disbursed to an escrow account in connection with improvements to be made to the related Mortgaged Property where (i) the Mortgage Loan bears interest on the entire principal amount thereof as if it had been fully disbursed, (ii) any proceeds of such Mortgage Loan have not been held in such an escrow account for more than sixty (60) days, and (iii) the deposit of funds into such an escrow account has been effected in accordance with the Underwriting Guidelines) and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                  (m) Ownership. The related Borrower is the sole owner of
                 record and holder of the Mortgage Loan; the Mortgage Loan is not assigned or pledged (other than as contemplated under the Loan Agreement), and the related Borrower has good indefeasible and marketable title thereto, and has full right to transfer and pledge the Mortgage Loan therein to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to pledge and assign each Mortgage Loan pursuant to this Loan Agreement;

                  (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) a federal savings and loan association, savings bank or a national bank having its principal office in such state, or (D) not doing business in such state;

                  (o) LTV. As of the date of origination of the Mortgage Loan, the LTV is as identified in the applicable Mortgage Loan Schedule, and the Borrowers have no actual knowledge that such LTV has increased to higher than the level permitted under the Underwriting Guidelines. All provisions of such primary mortgage insurance policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such primary mortgage insurance policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith;


                  (p) Title Insurance. The Mortgage Loan is covered by a limited liability lender's title insurance policy or such other form of policy of insurance acceptable to Fannie Mae or Freddie Mac for loans similar to the Mortgage Loans issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the related Borrower, its successors and assigns, as to the priority of its lien of the Mortgage in the original principal amount of the Mortgage Loan, and subject only to the exceptions contained in clauses
                 (1), (2), and (3) of paragraph (j) above. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Immediately prior to the sale of the Mortgage Loan to the Lender under the terms of this Loan Agreement, the related Borrower, its successors and assigns were the sole insureds of such lender's title insurance policy. Such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Loan Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the related Borrower, has done, by act or omission, anything which should reasonably be expected to impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other persons or entity, and no such unlawful items have been received, retained or realized by the Company;


                  (q) No Defaults; Right to Cure; No Failure to Cure. Other than
                 Delinquent Mortgage Loans, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (other than those payment delinquencies permitted by paragraph (a) of this Schedule 1), and neither the related Borrower nor its predecessors have waived any default, breach, violation or event of acceleration;


                  (r) No Mechanics' Liens There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (s) Location of Improvements; No Encroachments. All
                 improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;


                  (t) Origination: Payment Terms. The Mortgage Loan was
                 originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to
                 Section 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Mortgage Loan. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein. The Mortgage Note has the terms identified in the applicable Mortgage Loan Schedule;

                  (u) Customary Provisions. The Mortgage Note has a stated
                 maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and marketable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;


                  (v) Conformance with Underwriting Guidelines and Agency
                 Standards. The Mortgage Loan was underwritten in accordance with, and the Mortgage Loan and Mortgaged Property conform to, the Borrowers' applicable Underwriting Guidelines. The Mortgage Note and Mortgage are on forms acceptable to FHLMC or FNMA;


                  (w) Occupancy of the Mortgaged Property. The Mortgaged
                 Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Mortgaged Property is owner occupied except as set forth on the Mortgage Loan Tape;


                  (x) No Additional Collateral. The Mortgage Note is not and has
                 not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;


                  (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Lender to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;


                  (z) Take-Out Commitments. To the extent that a Mortgage Loan is covered by a Take-Out Commitment, such Take-Out Commitment is a valid, binding and subsisting obligation enforceable in accordance with its terms.

                  (aa) Acceptable Investment. No specific circumstances or
                 conditions exist with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that should reasonably be expected to (i) cause private institutional investors which invest in Mortgage Loans similar to the Mortgage Loan to regard the Mortgage Loan as an unacceptable investment, (ii) cause the Mortgage Loan to be more likely to become past due in comparison to similar Mortgage Loans, or (iii) adversely affect the value or marketability of the Mortgage Loan in comparison to similar Mortgage Loans;


                  (bb) Delivery of Mortgage Documents. The Mortgage Note, the
                 Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Borrower under the Mortgage Custodial Agreement have been delivered to the Mortgage Custodian at or prior to the time specified for delivery in the Mortgage Custodial Agreement.


                  (cc) Assignment of Mortgage. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;


                  (dd) Due on Sale. The Mortgage contains an enforceable
                 provision for the acceleration of the payment of the unpaid principal balance of the Mortgage

                 Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;


                  (ee) No Buydown Provisions: No Graduated Payments or
                 Contingent Interests. Except as noted in the Mortgage Loan Tape and Mortgage Loan Schedule or the Participation Certificate Schedule and Participation Certificate Tape, the Mortgage Loan does not contain provisions pursuant to which Scheduled Payments are paid or partially paid with funds deposited in any separate account established by a Borrower, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. Except as noted in the Mortgage Loan Tape and Mortgage Loan Schedule or the Participation Certificate Schedule and Participation Certificate Tape, the Mortgage Loan is not a graduated payment Mortgage Loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;


                  (ff) Consolidation of Future Advances. Any future advances made after origination of the Mortgage Loan have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having a first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence satisfying paragraph (p) above. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;


                  (gg) Mortgaged Property Undamaged: Condemnation. The Mortgaged
                 Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and the Borrower has no knowledge of any such proceedings in the future;


                  (hh) Collection Practices; Escrow Deposits. The origination and collection practices used with respect to the Mortgage Loan have been in all respects in compliance with Accepted Servicing Practices, applicable laws and regulations, and have been in all respects legal, proper, and consistent with industry standards for mortgage loans of the same type as the Mortgage Loan. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under control of, a Borrower and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments, if any, have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and any escrow that has been established is in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Borrower has been capitalized under the Mortgage or the Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;


                  (ii) Appraisal. The file held by the Master Servicer or the
                 Subservicer contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the related Borrower, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989, as amended, and the regulations promulgated thereunder, as such statute and regulations were in effect on the date the Mortgage Loan was originated;


                  (jj) Soldiers' and Sailors' Relief Act. The Mortgagor has not notified the Borrower, and the Borrower has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;


                  (kk) Environmental Matters. To the Borrowers' actual knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation;


                  (ll) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property;


                  (mm) Ground Leases. With respect to each ground lease to which the Mortgaged Property is subject (a "Ground Lease"): (i) the Mortgagor is the owner of a valid and subsisting interest as tenant under the Ground Lease; (ii) the Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise; (iii) all rent, additional rent and other charges reserved therein have been paid to the extent they are payable to the date hereof; (iv) the Mortgagor enjoys the quiet and peaceful possession of the estate demised thereby, subject to any sublease; (v) the Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder; (vii) the lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed; (vii) the lessor under the Ground Lease has satisfied all of its repair or construction obligations, if any, to date pursuant to the terms of the Ground Lease; and (ix) the execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the Ground Lease.


                  (nn) No Defense to Insurance Coverage. No action has been
                 taken or failed to be taken, no event has occurred and no state of facts exists or has existed (whether or not known to the Borrowers on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any applicable pool policy, special hazard insurance policy, or bankruptcy bond (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured), whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Borrower, the related Mortgagor or any party involved in the application for such insurance or coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer or under any such insurance policy, or for any other mason under such coverage, but not including the failure of the insurer to pay by reason of the insurer's breach of the insurance policy or the insurer's financial inability to pay. In connection with the placement of any insurance or coverage, no commission, fee or other compensation has been or will be received by any Borrower or by any officer, director, or employee of such Borrower or any designee of such Borrower or any corporation in which such Borrower or any officer, director or employee had a financial interest at the time of placement of such insurance;


                  (oo) Value of Mortgage Property. The Borrowers have no
                 knowledge of any circumstances existing that should reasonably be expected to adversely affect the value or the marketability of the Mortgaged Property or the Mortgage Loan or to cause the Mortgage Loan to prepay during any period materially faster or slower than the Mortgage Loans acquired by the Borrowers generally; and


                  (pp) Section 32 Mortgages; Overages. The related Borrower has provided the related Mortgagor with all disclosure materials required by Section 226.32 of the Federal Reserve Board Regulation Z with respect to any Mortgage Loans subject to such Section of the Federal Reserve Board Regulation Z. The related Borrower has not made or caused to be made any payment in the nature of an

                 "overage" or "yield spread premium" to a mortgage broker or like Person which has not been fully disclosed to the Mortgagor.

                    Part II. Eligible Bonds; Underlying Eligible Bonds


                  (I) As to each Eligible Bond included in the Borrowing Base on a Funding Date or each Underlying Eligible Bond, the Borrowers shall be deemed to make the following representations and warranties to the Lender on and as of such Funding Date and at all times thereafter while such Eligible Bond or the Pledged Stock of the Eligible Entity which owns such Underlying Eligible Bonds is included in the Borrowing Base:


                                   (a) Compliance with Applicable Laws. All of
                 the Eligible Bonds or Underlying Eligible Bonds have been validly issued, and are fully paid and non-assessable, and the Eligible Bonds or Underlying Eligible Bonds have been offered, issued and sold in compliance with all applicable laws;


                                   (b) No Encumbrances. There are (i) no
                 outstanding rights, options, warrants or agreements for a purchase, sale or issuance, in connection with the Eligible Bonds or Underlying Eligible Bonds, (ii) no agreements on the part of the Borrower to issue, sell or distribute the Eligible Bonds or Underlying Eligible Bonds, and (iii) no obligations on the part of the Borrowers (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend or make any distribution in respect of the Eligible Bonds or Underlying Eligible Bonds;


                                   (c) Ownership. A Borrower is, or will be upon
                 issuance of the Eligible Bonds or Underlying Eligible Bonds, the record and beneficial owner of, and has, or will have upon issuance, good title to, the Eligible Bonds or Underlying Eligible Bonds, free of any and all liens or options in favor of, or claims of, any other Person, except the security interest created by this Loan Agreement;


                                   (d)   Unencumbered Assets.  The Eligible
                 Bonds or Underlying Eligible Bonds shall be unencumbered;


                                   (e) Proper Form. The Eligible Bonds or
                 Underlying Eligible Bonds are certificated securities in registered form, or are in uncertificated form and (i) held through the facilities of a Relevant System, or (ii) registered on the books of the issuer thereof;


                                   (f) Chief Executive Office. The chief
                 executive office of each Borrower is, and for the four months immediately preceding the date of this Loan Agreement has been, located at the address set forth for it on the signature page hereof; and

                                   (g) Take-Out Commitments. To the extent that
                 an Eligible Bond or Underlying Eligible Bond is covered by a Take-Out Commitment, such Take-Out Commitment is a valid, binding and subsisting obligation enforceable in accordance with its terms.

                  (II) As to each Eligible Bond included in the Borrowing Base on a Funding Date, the Borrowers shall be deemed to make the following representations and warranties to the Lender on and as of such Funding Date and at all times thereafter while such Eligible Bond is included in the Borrowing Base:


                  (a) First Priority Security Interest; Security Entitlement.
                 The Eligible Bonds, when pledged as Collateral hereunder, shall be unencumbered, and this Loan Agreement, together with delivery to the Lender or the Bond/PC Custodian of the Eligible Bonds and the filing of a financing statement naming the related Borrower as "debtor" and the Lender as "secured party" and describing such Collateral as the "collateral", will create a valid first priority perfected security interest in such Collateral in favor of the Lender in accordance with its terms against all credits of such Borrower and any Persons purporting to purchase such Collateral from such Borrower, and without limitation the Lender shall have a "security entitlement" thereto. The related Borrower has obtained from any and all concerned creditors, any waivers, amendments, releases or acknowledgments necessary to create and perfect in favor of the Lender the first priority security interests provided herein.

                      Part III. Participation Certificates

            As to each Participation Certificate and the related Governing Agreement, the following eligibility criteria shall be met as of the applicable Funding Date and as of each date Collateral Value is determined:


                        (a) Validity of Governing Agreement. The Governing Agreement and any other agreement executed and delivered in connection with Participation Certificate are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. The related Borrower and the Trustee had legal capacity to enter into the Governing Agreement and the Trustee had the legal capacity to execute and deliver the Governing Agreement and any such agreement, and the Governing Agreement and any such other related agreement to which the related Borrower or the Trustee are parties have been duly and properly executed by the related Borrower and the Trustee, as applicable. The Governing Agreement to which the Trustee is a party constitutes a legal, valid, binding and enforceable obligation of the Trustee. The Governing Agreement is in full force and effect, and the enforceability of the Governing Agreement has not been contested by the Trustee.

                        (b) Original Terms Unmodified. The terms of the Governing Agreement and the related Participation Certificate have not been impaired, altered or modified in any respect.

            (c) No Waiver. The related Borrower has not waived the performance by the Trustee of any action, if the Trustee's failure to perform such action would cause the Governing Agreement to be in default, nor has the related Borrower waived any default resulting from any action or inaction by the Trustee.

            (d) No Defaults. There is no default, breach, violation or event of acceleration existing under the Governing Agreement and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and neither the related Borrower nor its predecessors in interest have waived any such default, breach, violation or event of acceleration.

            (e) Delivery of Governing Agreement. The Governing Agreements for the related Participation Certificate has been or shall be delivered three (3) days prior to each Funding Date.


                        (f) Participation Certificate Assignable. Each Participation Certificate is assignable to the Lender. The Governing Agreement permits the related Borrower to sell, assign, pledge, transfer or rehypothecate the Eligible Mortgage Loan related to such Participation Certificate.

                        (g) Take-Out Commitments. To the extent that a Participation Certificate is covered by a Take-Out Commitment, such Take-Out Commitment is a valid, binding and subsisting obligation enforceable in accordance with its terms.

                        (h) Underlying Mortgage Loans. With respect to each Underlying Mortgage Loan, the representations and warranties set forth in Part I of this Schedule 1 are true and correct.

                                  Part IV. Pledged Stock

                  As to the Pledged Stock, the Borrowers shall be deemed to make the following representations and warranties to the Lender on and as of such Funding Date and at all times thereafter while the Pledged Stock is included in the Borrowing Base:


                  (a) The shares of Pledged Stock listed on the Pledged Stock
                 Summary constitute all the issued and outstanding shares of all classes of the Capital Stock of the Eligible Entity and are represented by the certificates listed thereon.


                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.


                  (c) The related Borrower is the record and beneficial owner of, and has title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Loan Agreement.


                  (d) Upon delivery to the Lender of the stock certificates
                 evidencing the Pledged Stock (and assuming the continuing possession by the Lender of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Loan Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock in favor of the Lender enforceable as such against all creditors of the related Borrower and any Persons purporting to purchase any Pledged Stock from the related Borrower.

                                  Part V. Defined Terms


                  In addition to terms defined elsewhere in the Loan Agreement, the following terms shall have the following meanings when used in this Schedule 1:


                  "Appraised Value" shall mean the value set forth in an
                 appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.


                  "Assignment of Mortgage" shall mean an assignment of the
                 Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.


                  "Due Date" means the day of the month on which the Scheduled
                 Payment is due on a Mortgage Loan, exclusive of any days of grace.


                  "Escrow Payments" shall mean with respect to any Mortgage
                 Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

                  "Loan-to-Value Ratio" or "LTV" shall mean with respect to any
                 Mortgage Loan, the ratio of (a) the Par Amount of the Mortgage Loan as of the date of origination (unless otherwise indicated) to (b) the Appraised Value of the Mortgaged Property or if the Mortgage Loan was made in connection with the purchase of the related Mortgaged Property, the lesser of the Appraised Value and the sales price of such property.


                  "Stated Principal Balance" shall mean as to each Mortgage
                 Loan, the principal balance of the Mortgage Loan at the date of determination.

                                                                      SCHEDULE 2


                        FILING JURISDICTIONS AND OFFICES

                   Secretary of State of the State of New York
                     Secretary of County of New York County
                  Secretary of State of the State of New Jersey
                   Secretary of State of the State of Maryland

                                                                      SCHEDULE 3


                                  SUBSIDIARIES

                   [TO BE PROVIDED BY COUNSEL TO BORROWERS]

                                                                      SCHEDULE 4


                                   LITIGATION
                    [TO BE PROVIDED BY COUNSEL TO BORROWERS]

                                                                       EXHIBIT A


                            [FORM OF PROMISSORY NOTE]



$[__________]                                            Dated November __, 1998

   New York, New York


                       FOR VALUE RECEIVED, HANOVER CAPITAL MORTGAGE HOLDINGS,
                 INC., a Maryland corporation and HANOVER CAPITAL PARTNERS, LTD., a New York corporation (the "Borrowers"), hereby promise to pay to the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. a Delaware corporation (the "Lender"), at the principal office of the Lender at 600 Steamboat Road, Greenwich, Connecticut 06830, in lawful money of the United States, and in immediately available funds, the principal sum of [________ DOLLARS] ($[_________]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Advances made by the Lender to the Borrowers under the Loan Agreement as defined below), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

                       The date, amount and interest rate of each Advance made
                 by the Lender to the Borrowers, and each payment made on account of the principal and interest thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Advances made by the Lender.


                       This Note is the Note referred to in the Amended and
                 Restated Master Loan and Security Agreement dated as of November 23, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the Borrowers and the Lender, and evidences Advances made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.


                       The Borrowers agree to pay all the Lender's costs of
                 collection and enforcement (including attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, attorneys' fees through appellate proceedings.


                       Notwithstanding the pledge of the Collateral, the
                 Borrowers hereby acknowledge, admit and agree that the Borrowers' obligations under this Note are recourse obligations of the Borrowers to which the Borrowers pledge their full faith and credit.


                       The Borrowers, and any indorsers hereof, (a) severally
                 waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement between them, may affect the liability of the Borrowers.


                       Any reference herein to the Lender shall be deemed to
                 include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

                  The Borrowers hereby acknowledge and agree that they will each be jointly and severally liable to the Lender for all representations, warranties, covenants and liabilities of the Borrowers hereunder.


                  Any enforcement action relating to this Note may be brought by motion for summary judgment in lieu of a complaint pursuant to
                 Section 3213 of the New York Civil Practice Law and Rules.


                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF
                 THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS
                 NOTE) WHOSE LAWS THE BORROWERS EXPRESSLY ELECT TO APPLY TO THIS NOTE. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWERS HEREBY SUBMIT TO NEW YORK JURISDICTION WITH RESPECT TO ANY ACTION BROUGHT WITH RESPECT TO THIS NOTE AND WAIVES ANY RIGHT WITH RESPECT TO THE DOCTRINE OF FORUM NON CONVENIENS WITH RESPECT TO SUCH TRANSACTIONS.

                                          HANOVER CAPITAL MORTGAGE HOLDINGS,
                                          INC.



                                            By:
                                               Name:
                                               Title:


                                          HANOVER CAPITAL PARTNERS, LTD.


                                            By:
                                               Name:
                                               Title:

                              SCHEDULE OF ADVANCES

                  This Note evidences Advances made under the within-described
                 Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:

---------------------------------------------------------------------------------
                PRINCIPAL     INTEREST   AMOUNT PAID       UNPAID      NOTATION
 DATE MADE      AMOUNT OF        RATE     OR PREPAID      PRINCIPAL     MADE BY
                 ADVANCE                                   AMOUNT
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------





---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------


---------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                       EXHIBIT B



                     [FORM OF MORTGAGE CUSTODIAL AGREEMENT]

                         [STORED AS A SEPARATE DOCUMENT]

                                                                       EXHIBIT C



                   [FORM OF OPINION OF COUNSEL TO BORROWER]

                                                                     EXHIBIT D-1

        FORM OF NOTICE OF BORROWING AND PLEDGE-ELIGIBLE MORTGAGE LOANS

                                  [insert date]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention:  David Katze
Notice of Borrowing and Pledge No.:     _____________________
Name of Subservicer:     _____________________
Interest Period:         _____________________
Ladies/Gentlemen:

                  Reference is made to the Amended and Restated Master Loan
                 and Security Agreement, dated as of November 23, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners, Ltd. (the "Borrowers") and Greenwich Capital Financial Products, Inc. (the "Lender").

                  In accordance with Section 2.03(a) of the Loan Agreement, the undersigned Borrower hereby requests that you, the Lender, make Advances to us in an aggregate principal amount of $_________________ [insert requested Advance amount] (such amount representing [insert number of Mortgage Loans] loans on ____________________ [insert requested Funding Date, which must be at least three (3) Business Days following the date of the request], in connection with which we shall pledge to you as Collateral the Mortgage Loans set forth on the Mortgage Loan Schedule attached hereto.

                  The Borrower hereby certifies, as of such Funding Date, that:

                        (a) no Default or Event of Default has occurred and is
                  continuing on the date hereof nor will occur after giving effect to such Advance as a result of such Advance;

                        (b) each of the representations and warranties made by
                  the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Eligible Mortgage Loans, solely with respect to Eligible Mortgage Loans being included the Borrowing Base on the Funding Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                        (c) the Borrower is in compliance with all governmental
                  licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.


Very truly yours,


                                          [BORROWER]
                                                 By:
                                                     Name:
                                                     Title:

                                                                      Schedule I
                                               to Notice of Borrowing and Pledge


                 ELIGIBLE MORTGAGE LOANS PROPOSED TO BE PLEDGED
                            TO LENDER ON FUNDING DATE

                         [ATTACH MORTGAGE LOAN SCHEDULE]

                                                                     EXHIBIT D-2




             FORM OF NOTICE OF BORROWING AND PLEDGE - PLEDGED STOCK

                                  [INSERT DATE]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: David Katze



      Notice of Borrowing and Pledge No.:     _____________________

      Name of Trustee              :_____________________

      Interest Period              :_____________________


Ladies/Gentlemen:



Reference is made to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners, Ltd. (the "Borrowers") and Greenwich Capital Financial Products, Inc. (the "Lender").


In accordance with Section 2.03(a) of the Loan Agreement, the undersigned Borrower hereby requests that you, the Lender, make Advances to us in an aggregate principal amount of $_________________ [insert requested Advance amount] (such amount representing [insert number of Underlying Eligible Bonds] bonds on ____________________ [insert requested Funding Date, which must be at least three (3) Business Days following the date of the request], in connection with which we shall pledge to you as Collateral the Pledged Stock set forth on Schedule I attached hereto.


The Borrower hereby certifies, as of such Funding Date, that:




                        (a) no Default or Event of Default has occurred and is
                  continuing on the date hereof nor will occur after giving effect to such Advance as a result of such Advance;

                        (b) each of the representations and warranties made by
                  the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of the Pledged Securities, solely with respect to the Pledged Securities being included the Borrowing Base on the Funding
                  Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                        (c) the Borrower is in compliance with all governmental
                  licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

                                                     Very truly yours,



[BORROWER]


By:
Name:
Title:

                                                                      Schedule I
                                               to Notice of Borrowing and Pledge


                      [PLEDGED STOCK PROPOSED TO BE PLEDGED
                           TO LENDER ON FUNDING DATE]

                        [ATTACH PLEDGED STOCK SUMMARY AND
           BOND SUMMARY WITH RESPECT TO THE UNDERLYING ELIGIBLE BONDS]

                                                                     EXHIBIT D-3




       FORM OF NOTICE OF BORROWING AND PLEDGE - PARTICIPATION CERTIFICATES

                                  [INSERT DATE]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: David Katze



      Notice of Borrowing and Pledge No.:     _____________________

      Name of Trustee              :_____________________

      Interest Period              :_____________________

      Ownership Percentage         :_____________________

Ladies/Gentlemen:



Reference is made to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners, Ltd. (the "Borrowers") and Greenwich Capital Financial Products, Inc. (the "Lender").


In accordance with Section 2.03(a) of the Loan Agreement, the undersigned Borrower hereby requests that you, the Lender, make Advances to us in an aggregate principal amount of $_________________ [insert requested Advance amount] (such amount representing [insert number of Participation Certificates] on ____________________ [insert requested Funding Date, which must be at least three (3) Business Days following the date of the request], in connection with which we shall pledge to you as Collateral the Participation Certificates set forth in the Participation Certificate Summary attached hereto.


The Borrower hereby certifies, as of such Funding Date, that:




                        (a) no Default or Event of Default has occurred and is
                  continuing on the date hereof nor will occur after giving effect to such Advance as a result of such Advance;

                        (b) each of the representations and warranties made by
                  the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Participation Certificates, solely with respect to Participation Certificates being included the Borrowing Base on the Funding Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                        (c) the Borrower is in compliance with all governmental
                  licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

                                                     Very truly yours,



[BORROWER]


By:
Name:
Title:

                                                                      Schedule I
                                             to Notice of Borrowing and Pledge


           [ELIGIBLE PARTICIPATION CERTIFICATES PROPOSED TO BE PLEDGED
                           TO LENDER ON FUNDING DATE]

                     [ATTACH PARTICIPATION CERTIFICATE TAPE]

                                                                     EXHIBIT D-4




           FORM OF NOTICE OF BORROWING AND PLEDGE - ELIGIBLE BONDS

                                  [INSERT DATE]

Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: David Katze



      Notice of Borrowing and Pledge No.  :     _____________________

      Name of Trustee              :_____________________

      Interest Period              :_____________________

Ladies/Gentlemen:



Reference is made to the Master Loan and Security Agreement, dated as of November 23, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners, Ltd. (the "Borrowers") and Greenwich Capital Financial Products, Inc. (the "Lender").


In accordance with Section 2.03(a) of the Loan Agreement, the undersigned Borrower hereby requests that you, the Lender, make Advances to us in an aggregate principal amount of $_________________ [insert requested Advance amount] (such amount representing [insert number of Eligible Bonds] bonds on ____________________ [insert requested Funding Date, which must be at least three (3) Business Days following the date of the request], in connection with which we shall pledge to you as Collateral the Eligible Bonds set forth in the Bond Summary attached hereto.


The Borrower hereby certifies, as of such Funding Date, that:




                        (a) no Default or Event of Default has occurred and is
                  continuing on the date hereof nor will occur after giving effect to such Advance as a result of such Advance;

                        (b) each of the representations and warranties made by
                  the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of such date (in the case of the representations and warranties in respect of Eligible Bonds, solely with respect to Eligible Bonds being included the Borrowing Base on the Funding Date) as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                        (c) the Borrower is in compliance with all governmental
                  licenses and authorizations and is qualified to do business and is in good standing in all required jurisdictions.

                                                     Very truly yours,



[BORROWER]


By:
Name:
Title:

                                                                      Schedule I
                                             to Notice of Borrowing and Pledge


                     [ELIGIBLE BONDS PROPOSED TO BE PLEDGED
                           TO LENDER ON FUNDING DATE]

           [ATTACH BOND SUMMARY WITH RESPECT TO THE ELIGIBLE BONDS]

                                                                       EXHIBIT E

                             UNDERWRITING GUIDELINES

                          [TO BE PROVIDED BY BORROWERS]

                                    EXHIBIT F

                        FORM OF BLOCKED ACCOUNT AGREEMENT


                                                         _______________, 199_
Fleet Bank



Attn:





                 Re: Account Established by Greenwich Capital Financial Products, Inc. ("Lender"), pursuant to that certain Amended and Restated Master Loan and Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), dated as of November 23, 1998, by and among the Lender, Fleet Bank (the "Collection Bank"), Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners Inc. ("Borrower")


Ladies and Gentlemen:



                  We refer to the collection account established by the
                 Borrowers pursuant to the Loan Agreement, at the Collection Bank, Providence, Rhode Island, Account No. [ACCOUNT #], ABA# [ABA #], [sub]account identified with respect to Eligible Assets pledged to the Lender (the "Collection Account"), which the Borrowers maintain in accordance with the Loan Agreement.

                                                          From time to time,
certain third-party servicers (each a "Subservicer") and trustees (each a "Trustee") will deposit funds received in accordance with a related servicing agreement or governing agreement into the Collection Account. Greenwich Capital Financial Products, Inc. (the "Lender") has established a secured loan arrangement with the Borrowers. By its execution of this letter, the Collection Bank and the undersigned Borrower acknowledges that the Borrowers have granted a security interest in all of the Borrowers' right, title and interest in and to the Collection Account and any funds from time to time on deposit therein with respect to such Eligible Assets, that such funds are received by the Collection Bank in trust for the benefit of Lender and, except as provided below, are for application against the Borrower's liabilities to Lender.

                                                          By the Collection
Bank's and the undersigned Borrower's execution of this letter, each party agrees: (a) that all funds from time to time hereafter in the Collection Account are the property of the Borrower held in trust for the benefit of, and subject to a security interest in favor of, the Lender; (b) that neither the Collection Bank nor the Borrowers will exercise any right of set-off, banker's lien or any similar right in connection with such funds provided, that in the event any check is returned to the Collection Bank or the Borrowers because of insufficient funds (or is otherwise unpaid) such party shall be entitled to set off the amount of any such returned check; (c) that following such time as the Lender shall provide notice to the Collection Bank in writing, in its sole discretion, revoking Borrowers' ability to make withdrawals from the Collection Account, the Borrower will not withdraw, nor shall the Collection Bank permit the Borrowers or any other person or entity to withdraw or transfer funds from the Collection Account; and (d) that if the Lender shall notify the Collection Bank that an event of default has occurred and is continuing under the Lender's secured lending arrangement with the Borrower, the Collection Bank shall cause or permit withdrawals from the Collection Account in any other manner as the Lender may instruct.
                                                          All bank statements
in respect to the Blocked Account shall be sent to the Borrower with copies to:


                                                                      Greenwich
                                                                      Capital
                                                                      Financial
                                                                      Products,
                                                                      Inc.
                                                                      600
                                                                      Steamboat
                                                                      Road

                                                                      Greenwich,
                                                                     Connecticut
                                                                           06830

                                                                      Attention:
                                                                           David
                                                                           Katze

                  Kindly acknowledge your agreement with the terms of this
                 agreement by signing the enclosed copy of this letter and returning it to the undersigned.


                                    Very truly yours,



                                    GREENWICH CAPITAL FINANCIAL
                                    PRODUCTS, INC.

                                    By:
                                    Name:
                                    Title:

                                    Agreed and acknowledged:

                                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

                                    By:
                                    Name:
                                    Title:


                                    Agreed and acknowledged:

                                        HANOVER CAPITAL PARTNERS, LTD.

                                        By:
                                        Name:


                                    Agreed and acknowledged:

                                        FLEET BANK

                                        By:
                                        Name:
                                        Title:

                                                                       EXHIBIT G



                                FORM OF MORTGAGE LOAN TAPE


                                [TO BE PROVIDED BY LENDER]

                                                                       EXHIBIT H



FORM OF BORROWING BASE CERTIFICATE
[TO BE PROVIDED BY LENDER ]

                                                                       EXHIBIT I



FORM OF REMITTANCE REPORT
                                                                    ______, 19__



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: David Katze

Ladies and Gentlemen:

The undersigned, [HANOVER CAPITAL MORTGAGE HOLDINGS, INC.], refers to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") between Hanover Capital Mortgage Holdings, Inc., Hanover Capital Partners, Ltd. and Greenwich Capital Financial Products, Inc. Capitalized terms used herein but not defined herein shall have the meaning assigned to such terms in the Loan Agreement.

         The undersigned hereby delivers this Remittance Report to you pursuant to Section 7.08 of the Loan Agreement and hereby certifies to you as follows as of _______, 1998.(1)

         I. Summary of Collection Account Cash Flow

                  (a)    Total Collections remitted for the calendar month:
                         $_______.

                  (b)    Borrowing Base Deficiency due to you on Remittance
                         Date: $_______.

                  (c) Interest due and payable to you on the Remittance Date (for the period from and including the previous Remittance Date to and including the day preceding the current Remittance Date): $_______.

                  (d) Commitment Fee due and owing (payable on Payment Dates occurring in [April, July, October, January], and on the Termination Date.)

                  (e)    Total cash due to you on the Remittance Date: $_______.

                  (f) Cash flow in connection with any other act which during the month:

--------
(1)    Date should be the last day of the immediately preceding calendar month.

                         (i)    Principal received: $_______.

                         (ii)   Accrued interest received: $________.

                         (iii) Amounts swept from the Lender's Collection Account to the securitization or whole loan buyer: $________.

                  (g)    Balance to the undersigned $________.

         LIBOR reset for the following month as of ________, 1998 ______%.

         II. Breakout of Daily Remittances to the Collection Account

              Collection Dates Wire Date         Cash Amount       Total Amount

         Totals            [attach Bank Statement]







[HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,]

By:

Name:

Title:

                                                                       EXHIBIT J

                           FORM OF INSTRUCTION LETTER

                               __________ __, 1998


____________________, as [Trustee] [Subservicer]
___________________
___________________

Attention:_______________

         Re: Loan and Security Agreement, dated as of November 23, 1998, by and between Greenwich Capital Financial Products, Inc., ("Lender"), and Hanover Capital Mortgage Holdings, Inc., and Hanover Capital Partners, Ltd. ("Borrowers")

Ladies and Gentlemen:

         Pursuant to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998 (the "Loan and Security Agreement"), between the Lender and the Borrowers, you are hereby notified that: (i) the undersigned Borrower has pledged to the Lender the assets described on Schedule 1 hereto (the "Eligible Assets"), (ii) each of the Eligible Assets is subject to a security interest in favor of the Lender, (iii) the Eligible Assets include all of the capital stock of a special purpose entity which owns the bonds listed on Schedule 2 hereto (the "Underlying Eligible Bonds"), (iv) the [Trustee] [Servicer] [Certificate Registrar] shall promptly send to the Lender a copy of the [Governing Agreement] [Servicing Agreement] related to the Eligible Assets or Underlying Eligible Bonds, (v) unless otherwise notified by the Lender in writing, any payments or distributions made with respect to such Eligible Assets or Underlying Eligible Bonds should be remitted immediately by the [Trustee] [Servicer] [Certificate Registrar] directly to the Collection Account established at Fleet Bank (the "Collection Bank"), in accordance with the following wire instructions and (vi) if notified by the Lender in writing, the [Servicer] [Trustee] [Certificate Registrar] shall send such payments or distributions in accordance with the Lender's written instructions:

                  Account No.:        [____________________]
                  ABA No.:            [____________________]
                                      [____________________]
                  Reference:          [____________________]

         The Subservicer also acknowledges its consent to terminate such Servicing Agreement upon notification by the Lender of an occurrence of an Event of Default.

         Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to the Lender promptly upon receipt. Any notices to the Lender should be delivered to the following address: 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Joe Bartolotta, Telephone: (203) 625-6675, Facsimile: (203) 625-4751.

                                Very truly yours,

                                [BORROWER]

                                By:
                                      Name:
                                     Title:



ACKNOWLEDGED:

___________________________________, as [Trustee] [Servicer] [Certificate
Registrar]



By:___________________________________
Name:
Title:
Telephone:
Facsimile:

                                                                     EXHIBIT K-1

                        FORM OF LOST INSTRUMENT AFFIDAVIT


                  I, as ___________________________ (title) (hereinafter called
"Deponent") of _______________________ (the "Bond/PC Custodian"), am authorized to make this Lost Instrument Affidavit (this "Affidavit") on behalf of the Bond/PC Custodian. In connection with the administration of the Participation Certificates held by the Bond/PC Custodian on behalf of Greenwich Capital Financial Products, Inc. (the "Lender"), Deponent being duly sworn, deposes and says that:

                  1. Bond/PC Custodian's address is:

                     [BOND/PC CUSTODIAN'S Address]

                  2. Bond/PC Custodian previously delivered to the Lender a Participation Certificate Schedule with respect to that certain Participation Certificate made by ___ in an original principal balance of $___, which did not indicate such Participation Certificate is missing;

                  3. Such Participation Certificate was assigned or sold to the Lender by ___________ pursuant to the terms and provisions of an Amended and Restated Master Loan and Security Agreement dated and effective as of November 23, 1998;

                  5. Aforesaid Participation Certificate (hereinafter called the "Original") has been lost;

                  6. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

                  7. The Bond/PC Custodian was the Bond/PC Custodian of the Original at the time of loss; and

                  8. Deponent agrees that, if said Original should ever come into Bond/PC Custodian's possession, custody or power, Bond/PC Custodian will immediately and without consideration surrender the Original to the Lender.

                  9. Attached hereto is a true and correct copy of the Participation Certificate.

                  10. Deponent hereby agrees that the Bond/PC Custodian (a) shall indemnify and hold harmless the Lender, its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a participation certificate evidenced by the Originals or any interest in such participation certificate, (iii) the issuance of new instrument in lieu thereof and (iv) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses").

                  11. This Affidavit is intended to be relied on by the Lender, its successors, and assigns and Greenwich Capital Financial Products, Inc. represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                    EXECUTED THIS ____ day of _______, 199_, on
                                    behalf of the Bond/PC Custodian by:

                                    Signature



                                   Typed Name

                  On this _________ day of _______________________, 199_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Instrument Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.



Notary Public in and for the
State of                                             .

My Commission expires:                               .

                                                                     EXHIBIT K-2





                           FORM OF LOST NOTE AFFIDAVIT


                  I, as ___________________________ (title) (hereinafter called
"Deponent") of _______________________ (the "Mortgage Custodian"), am authorized to make this Lost Note Affidavit (this "Affidavit") on behalf of the Mortgage Custodian. In connection with the administration of the Mortgage Loans held by the Mortgage Custodian on behalf of Greenwich Capital Financial Products, Inc. (the "Lender"), Deponent being duly sworn, deposes and says that:

                  1. Mortgage Custodian's address is:

                     [MORTGAGE CUSTODIAN'S Address]

                  2. Mortgage Custodian previously delivered to the Lender a Mortgage Loan Schedule and an Exception Report with respect to that certain Mortgage Note made by ___ in an original principal balance of $___, secured by a Mortgage on a property located at ____, which did not indicate such Mortgage
Note is missing;

                  3. Such Mortgage Note was assigned or sold to the Lender by ___________ pursuant to the terms and provisions of an Amended and Restated Master Loan and Security Agreement dated and effective as of November 23, 1998;

                  4. Such Mortgage Note is not outstanding pursuant to a Request for Release of Documents;

                  5. Aforesaid Mortgage Note (hereinafter called the "Original") has been lost;

                  6. Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

                  7. The Mortgage Custodian was the Mortgage Custodian of the Original at the time of loss; and

                  8. Deponent agrees that, if said Original should ever come into Mortgage Custodian's possession, custody or power, Mortgage Custodian will immediately and without consideration surrender the Original to the Lender.

                  9. Attached hereto is a true and correct copy of (i) the Mortgage Note, endorsed in blank by the Mortgagee, as provided by [Hanover Capital Mortgage Holdings, Inc.] [Hanover Capital Partners, Ltd.] or its designee and (ii) the Mortgage which secures the Mortgage Note, which Mortgage is recorded at ___________________.

                  10. Deponent hereby agrees that the Mortgage Custodian (a) shall indemnify and hold harmless the Lender, its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a mortgage loan evidenced by the Originals or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a Mortgage Loan evidenced by the Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the Original when presented by anyone (items (i) through (iv) above are hereinafter referred to as the "Losses").

                  11. This Affidavit is intended to be relied on by the Lender, its successors, and assigns and Greenwich Capital Financial Products, Inc. represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                    EXECUTED THIS ____ day of _______, 199_, on
                                    behalf of the Mortgage Custodian by:



                                    Signature



                                   Typed Name

                  On this _________ day of _______________________, 199_, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________ of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________ acknowledged this instrument to be the free act and deed of said corporation.



Notary Public in and for the
State of                                             .

My Commission expires:                               .

                                                                       EXHIBIT L

                 FORM OF NOTICE OF EXTENSION OF INTEREST PERIOD

                                  [insert date]



Greenwich Capital Financial Products, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830
Attention: David Katze

         Notice of Borrowing and Pledge No.    : _____________________

         Current Interest Period               : [One Month][Two Month]
                                                 [Three Month][Six Month]

         Termination Date of Current
          Interest Period                      : _____________________


Ladies/Gentlemen:



Reference is made to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998 (the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the meaning given them in the Loan Agreement), between Hanover Capital Mortgage Holdings, Inc. and Hanover Capital Partners, Ltd. (the "Borrowers") and Greenwich Capital Financial Products, Inc. (the "Lender").


In accordance with Section 3.04 of the Loan Agreement, the undersigned Borrower hereby requests that the Lender extend the current Interest Period of [One Month] [Two Month][Three Month][Six Month] beginning immediately following the termination of the existing Interest Period which is scheduled to terminate on [INSERT LAST DAY OF EXISTING INTEREST PERIOD].

                                       Very truly yours,



[BORROWER]


By:

Name:

Title:

                              AMENDMENT NUMBER ONE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                          dated as of November 23, 1998
                                  by and among
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                         HANOVER CAPITAL PARTNERS, LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT is made this 28th day of March, 1999, by and among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., HANOVER CAPITAL PARTNERS, LTD., each having an address at 90 West Street, Suite 1508, New York, New York 10006 (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998, by and among the Borrowers and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         1. Effective as of March 28, 1999, Section 1 of the Agreement is hereby amended as follows:

                  (a) The definition of Applicable Collateral Percentage is hereby deleted in its entirety and replaced with the following:

                  "Applicable Collateral Percentage" shall mean, either (i) for the first 180 days following the date such Eligible Asset first becomes subject to the terms of this Agreement, with respect to all Eligible Mortgage Loans (other than Delinquent Mortgage Loans), 95%, with respect to Eligible Bonds that are Investment Grade Bonds which are rated AA- or better by S&P and Aa3 or better by Moody's, 75%, with respect to Eligible Bonds that are Investment Grade Bonds which are rated A- or better by S&P and A3 or better by Moody's, 70%, with respect to Eligible Bonds that are Investment Grade Bonds which are rated BBB- or better by S&P and Baa3 or better by Moody's, 60%, with respect to Eligible Bonds that are Non-Investment Grade Bonds, 60%, with respect to Thirty Day Delinquent Mortgage Loans, 90%, with respect to Sixty Day Delinquent Mortgage Loans 85%, with respect to Pledged Stock, the percentage applicable to the Underlying Eligible Bonds owned by the applicable Eligible Entity, and with respect to Participation Certificates, 95% multiplied by the Ownership Percentage or (ii) thereafter, 0%."

                  (b) The definition of Applicable Margin is hereby amended by substituting "1.25%" for ".70%" after the term "Tranche A Advances", "1.55%" for "1.00%" after the term "Tranche B Advances" and "1.80%" for "1.25%" after the term "Tranche C Advances".

                  (c) The definition of Collateral Value is hereby amended as follows:

                  (i) Subclause (iii) thereof is hereby amended by substituting "$10,000,000" for "$2,000,000" in the fifth line thereof and by substituting "5%" for "1%" in the sixth line thereof.

                  (ii) Subclause (iv)(J) thereof is hereby amended to read in its entirety as follows:

                         "(J) which has a Material Exception with respect thereto which was not otherwise waived by Lender:"

                  (iii) The following subclause (v) is hereby added to the end thereof:

                         "(v) the aggregate Collateral Value of all Non-Investment Grade Bonds shall not at any time exceed $15,000,000."

                  (d) The definition of Interest Period is hereby deleted in its entirety and replaced with the following:

                  "Interest Period" shall mean, with respect to any Advance, (i) initially, the period commencing on the Funding Date with respect to such Advance and ending on the calendar day prior to the Payment Date of the next succeeding month, and (ii) thereafter, each period commencing on the Payment Date of a month and ending on the calendar day prior to the Payment Date of the next succeeding month. Notwithstanding the foregoing, no Interest Period may end after the Termination Date."

                  (e) The definition of Investment Grade is hereby amended by substituting "Baa3" for "Baa2" in the second line thereof.

                  (f) The definition of Market Value is hereby amended as follows:

                  (i) by adding the following sentence before the last sentence thereof:

                         "The Lender shall have the right to mark to market the Eligible Assets on a daily basis.";

                  (ii)   by adding the following to the end thereof:

                         "The Borrowers acknowledges that the Lender's determination of Market Value is for the limited purpose of determining Collateral Value for lending purposes hereunder without the ability to perform customary purchaser's due diligence and is not necessarily equivalent to a determination of the fair market value of the Eligible Assets achieved by obtaining competing bids in an orderly market in which the Borrowers are not in default and the bidders have adequate opportunity to perform customary loan and servicing due diligence."

                  (g) The definition of Termination Date is hereby amended by substituting "March 27, 2000" for "March 28, 1999" in the first line thereof.

         2. Effective as of March 28, 1999, Section 2.04(b) of the Agreement is hereby amended by deleting the penultimate sentence of such section and the immediate preceding sentence and inserting in their place the following:

                  Accrued interest on each Advance as calculated in this Section 2.05(b) shall be payable monthly on each Payment Date and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable promptly upon receipt of invoice.

         3. Effective as of March 28, 1999, Section 2.07 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "2.07 Optional Prepayments.

                  (a) The Advances are prepayable without premium or penalty, in whole or in part on each Payment Date or after providing not less than two (2) Business Days prior notice. The Advances are prepayable at any other time, in whole or in part, in accordance herewith and subject to clause (b) below. Any amounts prepaid shall be applied to repay the outstanding principal amount of any Advances (together with interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrowers intend to prepay an Advance in whole or in part from any source, the Borrowers shall give two (2) Business Days' prior written notice thereof to the Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

                  (b) If the Borrowers make a prepayment of the Advances other than as provided in Section 2.07(a) above, the Borrowers shall indemnify the Lender and hold the Lender harmless from any actual loss or expense which the Lender may sustain or incur arising from (a) the deployment of funds obtained by the Lender to maintain the Advances hereunder or from (b) fees payable to terminate the deposits from which such funds were obtained, in either case, which actual loss or expense shall be equal to an amount equal to the excess, as reasonably determined by the Lender, of (i) its cost of obtaining funds for such Advances for the period from the date of such payment through the earlier of (x) the second Business Day following receipt of such payment or (y) the following Payment Date over
                  (ii) the amount of interest likely to be realized by such Lender in redeploying the funds not utilized by reason of such payment for such period. This Section 2.07 shall survive termination of this Agreement and payment of the Note."

         4. Effective as of March 28, 1999, Section 3 of the Agreement is hereby amended by adding the following Subsections to the end thereof:

                  "3.05 Non-usage Fee. The Borrowers agree to pay to the Lender, on each Commitment Fee Payment Date, in addition to any Commitment Fee then payable, a non-usage fee equal to (a) 12.5 basis points (0.125%) multiplied by (b)(i) the number of days from and including March 27, 1999 or the previous Commitment Fee Payment Date up to but not including the related Commitment Fee Payment Date or the Termination Date, as applicable, during which the unused portion of the Maximum Committed Amount exceeded $50,000,000, divided by (ii) 360, multiplied by (c) the average daily amount of the entire unused portion of the Maximum Committed Amount for the applicable days on which the unused portion of the Maximum Committed Amount exceeded $50,000,000, such payment to be made in Dollars, in immediately available funds, without deduction, set-off, or counterclaim. The Lender may, in its sole discretion, net such non-usage fee from the proceeds of any Advance made to a Borrower hereunder.

                  3.06 Facility Fee. On the Termination Date, the Borrowers shall pay to the Lender a facility fee equal to the excess, if any, of (i) $500,000 over (ii) the total amount of any underwriting fees earned by the Lender during the period from March 28, 1999 through March 27, 2000, in connection with the securitization of any Eligible Assets (excluding for purposes of this clause (ii) any underwriting fees earned pursuant to the letter agreement among the Borrowers and the Lender dated as of February 23, 1999 (the "Letter Agreement"). In addition, the Lender shall be paid a fee equal to 12/32 times the principal amount of the Eligible Assets which are securitized as described in the Letter Agreement upon the earlier to occur of (i) the closing date for such securitization or (ii) July 31, 1999 (if such securitization has not occurred on or before such date with the Lender acting as co-lead manager)."

         5. Effective as of March 28, 1999, Section 5.01 of the Agreement is hereby amended by adding the following subclause (r) to the end thereof:

                  "(r) Year 2000 Compliance. The Lender shall have satisfactorily completed its due diligence of the Year 2000 Program of each Borrower and shall have determined that the Year 2000 Issues will not have a material adverse effect on the Borrowers' or the Subservicer's operations or financial condition."

         6. Effective as of March 28, 1999, Section 6.01(a) of the Agreement is hereby amended to read in its entirety as follows:

                  (a) The unaudited consolidated balance sheet of Hanover Capital Holdings and its consolidated Subsidiaries as of December 31, 1998, reported thereon by Deloitte & Touche, a copy of which has heretofore been furnished to the Lender, is complete and correct and presents fairly the consolidated financial condition of Hanover Capital Holdings and its consolidated Subsidiaries as at such dates and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

         7. Effective as of March 28, 1999, Section 6.02 of the Agreement is hereby amended to read in its entirety as follows:

                  "6.02 No Change. Since December 31, 1998, there has been no development or event nor any prospective development or event which has had or should reasonably be expected to have a Material Adverse Effect."

         8. Effective as of March 28, 1999, Section 7.09 of the Agreement is hereby amended to read in its entirety as follows:

                  7.09 Financial Condition Covenants.

                  (a) Maintenance of Tangible Net Worth. Hanover Capital Holdings shall at all times maintain Tangible Net Worth of not less than $60,000,000.

                  (b) Maintenance of Ratio of Indebtedness to Tangible Net Worth. With respect to Hanover Capital Holdings or its Subsidiaries, the ratio of Indebtedness to Tangible Net Worth shall not at any time be greater than 10:1.

                  (c) Maintenance of Liquidity. Hanover Capital Holdings shall ensure that, as of the end of each calendar month, it has Cash Equivalents in an amount of not less than $2,500,000.

         9. Effective as of March 28, 1999, Subsection 7.16 of the Agreement is hereby amended by inserting "and shall not liquidate the Collateral on a servicing released basis" after the word "Assets" in the second line thereof.

         10. Effective as of March 28, 1999, Subsection 7.27 of the Agreement is hereby amended by inserting "(a)" before the word "The" in the first line thereof and by adding the following clause (b) to the end thereof:

                  "(b) By September 1, 1999, each Borrower shall be required to provide written assurance to the Lender that it is year 2000 compliant. If satisfactory assurance can not be made on such date, the Lender shall have no obligation to make any additional Advances under this Agreement. In addition, the failure of any Borrower to provide satisfactory assurance of year 2000 compliance by September 30, 1999 shall constitute an Event of Default under this Agreement."

         11. Effective as of March 28, 1999, Section 8(a) of the Agreement is hereby amended to read in its entirety as follows:

                  (a) Borrower Default in the Payment of any Advance or Fee. Either Borrower shall default in the payment of any principal of or interest on any Advance when due (whether at stated maturity, upon acceleration or at mandatory payment) or in the payment of any fee due under Section 3.03, 3.05 or 3.06; or

         12. Effective as of March 28, 1999, Section 8(d)(ii) of the Agreement is hereby amended by deleting the word "or" before "7.08" and inserting "or 7.16" after "7.08" in the second line thereof.

         13. Effective as of March 28, 1999, Section 11.03(b) of the Agreement is hereby amended as follows:

                  (a) by deleting the words "which amounts shall be paid promptly by the Borrowers or may be netted out of any Advances made by Lender" in the ninth line thereof.

                  (b) by inserting "and (iii) initial and ongoing fees and expenses incurred by the custodian and any trustee with respect to the Collateral under this Agreement" after the word "hereof" in the last line thereof.

                  (c) by inserting "All of the foregoing amounts shall be paid promptly by the Borrowers or may be netted out of any Advances made by Lender hereunder." at the end thereof.

         14. Effective as of March 28, 1999, the telecopier number for notices to the Lender as listed on the signature page of the Agreement is hereby amended to read "(203) 618-2135."

         15. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         16. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

         17. Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                   (Borrower)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   HANOVER CAPITAL PARTNERS, LTD.
                                   (Borrower)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                   INC.
                                   (Lender)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                              AMENDMENT NUMBER TWO
                                     to the
             Amended and Restated Master Loan and Security Agreement
                  dated as of November 23, 1998, as amended by
                   Amendment Number One, dated March 28, 1999,
                                  by and among
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                         HANOVER CAPITAL PARTNERS, LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT is made this 12th day of August, 1999, by and among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., HANOVER CAPITAL PARTNERS, LTD., each having an address at 90 West Street, Suite 1508, New York, New York 10006 (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998, as amended by Amendment Number One, dated March 28, 1999, by and among the Borrowers and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

         1. Effective as of August 12, 1999, Section 1 of the Agreement is hereby amended as follows:

                  (a) The definition of Applicable Collateral Percentage is hereby amended by inserting in the tenth line thereof immediately after "Non-Investment Grade Bonds, 60%," and immediately before "with respect to Thirty Day Delinquent Mortgage Loans", the following: "with respect to Equity Certificates, 50%,".

                  (b) The definition of Applicable Margin is hereby amended by inserting immediately after "Tranche C Advances," and immediately before "respectively, the applicable rate per annum", the following :
         "and Tranche D Advances" and by inserting the following to the end thereof "Tranche D Advances......................2.50%".

                  (c) The definition of Bond File is hereby deleted in its entirety and replaced with the following:

                  "Bond File" shall have the meaning provided in Section 5.02(g)(vi) hereof."

                  (d) The definition of Eligible Bond is hereby amended by adding the following additional sentence to the end thereof:

                  "For purposes of this Agreement, an Eligible Bond shall also include any Equity Certificate which is acceptable to the Lender in its sole discretion."

                  (e) The following definition shall be added immediately after the definition of Eligible Mortgage Loan and immediately prior to the definition of ERISA:

                  "Equity Certificate shall mean any subordinate interest in a transaction involving the issuance of indebtedness, which subordinate interest represents an equity interest in the related issuer of such indebtedness and which is acceptable to the Lender in its sole discretion."

                  (f) The definition of Maximum Pledge Period is hereby amended by adding the following additional sentence to the end thereof:

                  "With respect to an Equity Certificate, the earlier of (i) March 27, 2000, or (ii) the date of acceleration, if any, of the Borrowers' obligations hereunder."

                  (g) The following definition shall be added immediately after the definition of Tranche C Advances and immediately prior to the definition of Transfer Documents:

                  "Tranche D Advances shall mean Advances, so long as, and to the extent that, they are secured by Equity Certificates."

         2. Effective as of August 12, 1999, Section 2.01 of the Agreement is hereby amended by adding the following Section to the end thereof:

                  "(e) Notwithstanding any provision of this Agreement to the contrary, the Borrower acknowledges that the Lender shall have no obligation to make an Advance secured by an Equity Certificate and that any such Advance shall be made at the sole discretion of the Lender; provided, however, the Lender shall make an Advance pursuant to the terms of this Agreement with respect to the Equity Certificates issued pursuant to Hanover Capital Trust, Series 1999-B."

         3. Effective as of August 12, 1999, Section 4.02(e) of the Agreement is hereby amended by adding the following to the end thereof:

                  "The Borrower shall direct that all payments and distributions with respect to the Equity Certificates shall be paid directly to the Lender."

         4. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         5. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

         6. Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                   (Borrower)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   HANOVER CAPITAL PARTNERS, LTD.
                                   (Borrower)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                   INC.
                                   (Lender)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                             AMENDMENT NUMBER THREE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                  dated as of November 23, 1998, as amended by
                 Amendment Number One, dated March 28, 1999 and
                  Amendment Number Two, dated August 12, 1999,
                                  by and among
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                         HANOVER CAPITAL PARTNERS, LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

                  This AMENDMENT is made this __ day of October, 1999, by and among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., HANOVER CAPITAL PARTNERS, LTD., each having an address at 90 West Street, Suite 1508, New York, New York 10006 (each, a "Borrower" and collectively, the "Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of November 23, 1998, as amended by Amendment Number One, dated March 28, 1999 and Amendment Number Two, dated August 12, 1999, by and among the Borrowers and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.


         1. Section 7.09(a) of the Agreement is hereby amended by substituting "$45,000,000" for "$60,000,000"at the end thereof.

         2. This amendment shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

         3. This amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one instrument.

         4. Except as amended above, the Agreement shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                   HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                   (Borrower)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   HANOVER CAPITAL PARTNERS, LTD.
                                   (Borrower)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                   INC.
                                   (Lender)


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------